    As filed with the Securities and Exchange Commission on April 30, 1999

                                        Registration File Nos. 2-17226, 811-994

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [ ]

                         PRE-EFFECTIVE AMENDMENT NO.                 [ ]


                       POST-EFFECTIVE AMENDMENT NO. 68               [X]


                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940                [ ]


                              AMENDMENT NO. 30                       [X]


                        (Check appropriate box or boxes)

                             BURNHAM INVESTORS TRUST
               (Exact Name of Registrant as Specified in Charter)

                     1325 AVENUE OF THE AMERICAS, 26TH FLOOR
                            NEW YORK, NEW YORK 10019
               (Address of Principal Executive Offices) (Zip Code)

                                 (800) 874-FUND
              (Registrant's Telephone Number, Including Area Code)

                                 JON M. BURNHAM
                     1325 AVENUE OF THE AMERICAS, 26TH FLOOR
                            NEW YORK, NEW YORK 10019
                     (Name and Address of Agent for Service)

                                    COPY TO:

                             PAMELA J. WILSON, ESQ.
                                HALE AND DORR LLP
                                 60 STATE STREET
                           BOSTON, MASSACHUSETTS 02109

It is proposed that this filing will become effective (check appropriate box):


             _______ immediately upon filing pursuant to paragraph (b)
             ___X___ on May 3, 1999 pursuant to paragraph (b)
             _______ 60 days after filing pursuant to paragraph (a)(1)
             _______ on (date) pursuant to paragraph (a)(1)
             _______ 75 days after filing pursuant to paragraph (a)(2)
             _______ on pursuant to paragraph (a)(2) of Rule 485

        This Post-Effective Amendment No. 68 to the Registration Statement of The Burnham Fund Inc., a Maryland corporation (the "Maryland Corporation"), is being filed by Burnham Investors Trust, a Delaware business trust (the "Delaware Trust"), pursuant to Rule 414(d) and Rule 485(b) under the Securities Act of 1933, as amended, for the purpose of the Delaware Trust adopting the Maryland Corporation's Registration Statement. The Delaware Trust is requesting that the effective date of this Post-Effective Amendment be 9:00 a.m. on May 3, 1999 which is the start of business on the first business date after the Maryland corporation is scheduled to be reorganized as a Delaware business trust.


                        ---------------------------------


                       ADOPTION OF REGISTRATION STATEMENT

        The Delaware Trust hereby affirmatively adopts the Registration Statement (File Nos. 2-17226 and 811-994) of the Maryland Corporation effective as of 9:00 a.m. on May 3, 1999.

May 3, 1999


Prospectus

A family of mutual funds that aims to give investors the tools to build prudent investment portfolios


Burnham Dow 30'sm' Focused Fund
                   Burnham Fund
Burnham Financial Services Fund           BURNHAM INVESTORS TRUST
   Burnham Small Cap Value Fund
      Burnham Money Market Fund

As with all mutual funds, the Securities and Exchange Commission does not approve or disapprove these shares or say whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.



                                     [LOGO]
                                    Burnham
                                INVESTORS TRUST

Each of the Burnham funds has its own risk profile, so be sure to read this prospectus carefully before investing in any of the funds.

Mutual funds are not bank accounts and are neither insured nor guaranteed by the FDIC or any other government agency. An investment in any mutual fund entails the risk of losing money.

[LOGO]

                                   Introducing
                                the Burnham Funds

                                TABLE OF CONTENTS

I   THE FUNDS .................................................................1

    Profiles of the main strategies and risks of each fund

    BURNHAM DOW 30 FOCUSED FUND ...............................................4

    BURNHAM FUND ..............................................................8

    BURNHAM FINANCIAL SERVICES FUND ..........................................12

    BURNHAM SMALL CAP VALUE FUND .............................................16

    BURNHAM MONEY MARKET FUND ................................................20

    INVESTMENT ADVISER........................................................24

II  YOUR ACCOUNT .............................................................25

    Instructions and information on investing in the funds

    PURCHASE AND REDEMPTION

    FLOW CHART ...............................................................26

    CHOOSING A SHARE CLASS ...................................................27

    PURCHASING SHARES ........................................................29

    HOW TO EXCHANGE AND REDEEM SHARES ........................................30

    TRANSACTION POLICIES .....................................................31

    REDEMPTION AND EXCHANGE OF SHARES ........................................32

    TAX CONSIDERATIONS and DISTRIBUTIONS .....................................33

    DOW JONES DISCLOSURE......................................................34

III FINANCIAL HIGHLIGHTS .....................................................35

    Fund performance data

    WHERE TO GET MORE INFORMATION

    ..................................................................back cover

                                     Burnham
                                 Dow 30'sm' Focused
                                      Fund


Is this fund for you?

Burnham Dow 30 Focused Fund
is best suited to investors who:

  Are investing for the long term

  Seek capital appreciation from a portfolio of DJIA stocks

  Want to increase their exposure to the largest U.S. companies

  Are comfortable with price volatility


Portfolio manager

David Leibowitz has the primary day-to-day responsibility for the fund's portfolio since its inception. Mr. Liebowitz is a Managing Director of Burnham Asset Management Corp. and Burnham Securities Inc.



This fund's goal is non-fundamental and may be changed without shareholder approval.



GOAL AND MAIN STRATEGIES
--------------------------------------------------------------------------------

The fund's goal is capital appreciation.

The fund pursues its goal by investing in stocks represented in the Dow Jones Industrial Average'sm' (DJIA)'sm'. The fund also invests in closely related securities, called DJIA equivalents, including:

     Securities such as DIAMONDS'sm', which represent percentage interests in a basket of all 30 DJIA stocks.

     Derivatives that are based on U.S. stock indices or on individual DJIA stocks. Derivatives are a type of investment whose value is determined by underlying securities or market indices.

The fund will invest approximately 50% of its assets passively in DJIA stocks or DJIA equivalents in proportions that approximately match the composition of the DJIA.

How the fund selects securities


The fund invests approximately half of its assets passively and half actively. Both halves may invest in DJIA stocks or DJIA equivalents, the passive half invests in these in proportions that approximately match the composition of the DJIA. In managing the active half of its remaining assets, the fund may continue to hold stocks that have been dropped from the DJIA. The fund may also emphasize or overweight certain DJIA companies that appear to have the following characteristics:

     Low price-to-earnings (P/E) ratios


     Attractive cash flows

     Higher actual and projected dividends

     Above-average growth rates relative to P/E ratios

     Perceived momentum in earnings growth



What are DIAMONDS?

DIAMONDS are shares of a publicly traded unit investment trust that owns the stocks of the DJIA in the same proportion as represented in the DJIA. DIAMONDS trade on the American Stock Exchange at approximately 99/100th of the value of the DJIA. DIAMONDS have certain operational expenses that are deducted from the dividends paid to DIAMOND investors.


4   BURNHAM INVESTORS TRUST

In both parts of the portfolio, the fund may invest in DJIA equivalents rather than DJIA stocks in order to:

     Maintain liquidity

     Facilitate trading

     Reduce transaction costs

     Take advantage of relative bargains

Under normal conditions, the fund intends to remain fully invested. In extraordinary circumstances, the fund may invest up to 25% of assets in cash or cash equivalents. In such circumstances, the fund would be assuming a temporary defensive position and would not be pursuing its goal.

MAIN RISKS
--------------------------------------------------------------------------------

The main risk of this fund is a downturn in the stock market, and particularly in the Dow Jones Industrial Average.

Any of the following situations could cause the fund to lose money or underperform in comparison with its peer group:

     Blue-chip stocks could fall out of favor with the market, especially in relation to small-capitalization stocks.

     DJIA companies in the fund's portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop. If the fund overweights its investment in any such company, it could suffer disproportionately higher losses.

     DJIA equivalents could underperform DJIA stocks because of weak price correlation.

     The fund's management strategy, or other stock selection methods, could prove to be less successful than anticipated.

     Investments in derivatives could magnify any of the fund's gains or losses.


Non-Diversification

The fund is non-diversified and may invest a larger portion of its assets in the securities of a single issuer than diversified funds. An investment in the fund could go up and down in value more than an investment in a diversified fund.


[dow jones industrial average]

The Dow Jones Industrial Average is the oldest continuing stock market average in the world. The companies in it are household names and represent about one-sixth of the market value of the U.S. stock market. Unlike a market index, the DJIA is weighted by share price rather than market capitalization. Each day, the prices of one share of each company in the average are totaled. Then, instead of simply dividing by 30 to get an average, the total is multiplied by a special divisor calculated to compensate for stock splits and similar events that would otherwise distort the average.


The composition of the DJIA changes from time to time, as determined by the editors of The Wall Street Journal. Dow Jones & Company, Inc. has no connections with or obligations to the adviser or the fund. Dow Jones does not sponsor, endorse, sell or promote the fund. Dow Jones does not make any representation regarding the advisability of investing in the fund.


                                                     BURNHAM INVESTORS TRUST   5

PAST PERFORMANCE
--------------------------------------------------------------------------------

No past performance data is available yet for this new fund. Next year's prospectus will provide the information here.




                                                      BURNHAM INVESTORS TRUST  6

FEES AND EXPENSES
--------------------------------------------------------------------------------

The table below describes the fees and expenses you could expect as an investor in this fund. Shareholder Fees are one-time expenses charged directly to you. Annual Fund Operating Expenses come out of fund assets, and are reflected in the fund's total return.

Fee Table

Shareholder Fees
   fees paid directly from your investment

Maximum redemption fee                                       1.00%
   charged only on shares you sell after owning

Annual Fund Operating Expenses
   expenses that are deducted from fund assets

Management fees                                              0.60%
Distribution (12b-1) fees                                    0.25%
Other expenses (1)(2)                                        0.97%

Total Annual Fund Operating Expenses(1)                      1.82%

(1) The adviser has agreed to cap the annual fund's operating expenses, although it may change or drop the cap at any time. With the cap, actual expenses are projected to be:

Management fees                     0.60%
Distribution (12b-1) fees           0.25%
Other expenses(1)                   0.35%

Net annual fund operating expenses  1.20%
(2) Based on estimated amounts for the current fiscal year.



Example

This example shows what you could pay in expenses over time. To help you compare this fund's expenses with those of other funds, the example uses the same hypothetical assumptions as other mutual fund prospectuses:

       $10,000 original investment
       5% annual return
       No changes in operating expenses
       Reinvestment of all dividends and distributions

                        1 year  3 year
                        --------------
                        $ 185   $ 573

The figures in the example would be the same whether you sold your shares at the end of the period or kept them. Because actual return and expenses may be different, this example is for comparison purposes only.


Understanding Shareholder Fees


Redemption fees

Fees used to discourage short-term market timers from engaging in frequent purchases and redemptions. This practice can disrupt the fund's investment program and result in additional transaction costs that are borne by all shareholders of the fund. (The fund is intended for investors with a long-term investment outlook.)

Understanding Fund Expenses

Management fees

Fees paid to the adviser for the supervision of the fund's investment program.

Rule 12b-1 fees

Under SEC Rule 12b-1, mutual funds may use some of their assets to pay commissions to brokers, other marketing expenses and shareholder service fees. You should take 12b-1 fees into account when choosing a fund and share class.

Other expenses

Fees paid by the fund for miscellaneous items such as transfer agency, custodian, professional and registration fees.


6  BURNHAM INVESTORS TRUST

                                  Burnham Fund

Is this fund for you?             Ticker Symbol: BURHX

Burnham Fund is best suited to investors who:

     Want the relative stability of investments in large-capitalization companies with some of the growth opportunities of smaller companies

     Seek capital growth a focus on risk management

     Are investing for the long term.


Portfolio manager

Jon M. Burnham has had primary day-to-day responsibility for the fund's portfolio since 1995. Mr. Burnham is president, chief executive officer and a trustee of the fund and the chairman and chief executive officer of the adviser and distributor.




GOAL AND MAIN STRATEGIES
--------------------------------------------------------------------------------

The fund seeks capital appreciation, mainly long-term. Income is generally of lesser importance meaning that it is a secondary goal.


The fund pursues its goal by investing in a diverse portfolio of common stocks. The fund will invest predominately in large-capitalization companies.

How the fund selects securities

In managing the fund's stock portfolio, the manager first uses sector research, which focuses on selecting the industries the fund will invest in (top-down research). The fund seeks to reduce risk by diversifying across many different industries and economic sectors. In the past, the fund has tended to favor the following sectors:

     Consumer durables
     Energy
     Finance
     Pharmaceuticals
     Technology


The fund may emphasize different sectors in the future.

In selecting individual stocks, the manager looks for companies that appear to have the following characteristics:

     Potential for sustained earnings growth of at least 15%-20% per year

     Product leadership and strong management teams that focus on enhancing shareholder value

     Companies with histories of paying regular dividends

     Securities that appear undervalued by the market or that seem to be poised to benefit from restructuring or similar business changes

Although the fund typically favors large "blue-chip" companies, it will consider opportunities in medium- and small-capitalization companies that meet its selection criteria.

Other investments

The fund may also invest in debt securities of any maturity, duration or credit rating (including junk bonds) from any government or corporate issuer. The fund generally invests in short- to medium-term corporate bonds and maintains an average portfolio credit rating of A.


8   BURNHAM INVESTORS TRUST

The fund may invest without limit in dollar-denominated foreign securities but only up to 15% of assets in non-dollar foreign securities. The fund may make limited investments in derivative instruments. Derivatives are a type of investment whose value is based on other securities or market indices.

Under normal conditions, the fund intends to remain fully invested. In extraordinary conditions, the fund may invest extensively in cash or short-term investment grade debt securities. In such circumstances, the fund would be assuming a temporary defensive position and would not be pursuing its goal.


MAIN RISKS
--------------------------------------------------------------------------------

The main risk of this fund is a downturn in the stock market, and particularly in stocks of large-capitalization companies. The fund's investments in debt securities will generally fall in value when interest rates rise.


Any of the following situations could cause the fund to lose money or underperform in comparison with its peer group:

     Any of the categories of securities that the fund emphasizes-- large-capitalization stocks or particular sectors--could fall out of favor with the market.

     Companies in the fund's portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.


     The fund's management strategy or securities selection methods could prove less successful than anticipated.


     A bond issuer could be downgraded in credit rating or go into default. The risk of default and the price volatility associated with it are greater for junk bonds.

     If any of the fund's bonds are redeemed substantially earlier or later than expected, performance could suffer.

     Investments in derivatives could magnify any of the fund's gains or losses.

     Foreign investments present additional risks compared with domestic investments. These may include:

       Unfavorable currency exchange rates

       Inadequate financial information

       Political and economic upheavals

     These risks are greater in emerging markets.


Definition of
large-capitalization stocks

Large-capitalization stocks (commonly known as "blue-chip") are usually issued by well established companies. These companies maintain a sound financial base and offer a variety of product lines and businesses. As compared with smaller-capitalization companies, securities of large companies historically have involved less market risk and lower long-term market returns. Their stock prices tend to rise and fall less dramatically than those of smaller-capitalization companies.


This fund considers a stock to be a large-capitalization stock if its total market capitalization (the value of all of its outstanding shares) is $8.5 billion or more.

                                                     BURNHAM INVESTORS TRUST   9

PAST PERFORMANCE
--------------------------------------------------------------------------------

The charts in this section illustrate the fund's historic pattern of returns and price volatility from several perspectives. All mutual funds present this information so that you can compare funds more readily. Bear in mind that past performance is not a guarantee of future performance.


The bar chart shows the fund's annual total returns for the last ten years. Returns for the fund's single best and single worst quarters give some indication of how widely short-term performance has varied. These figures would be lower if they reflected sales charges.


Returns for Class A Shares

 30.00%
 25.00%
 20.00%
 15.00%
 10.00%
  5.00%
   .00%
 -5.00%
        1989   1990    1991   1992   1993    1994    1995    1996   1997   1998
       22.75% (1.76%) 17.98%  7.70%  9.35%  (1.77%) 24.45%  17.60% 24.74% 22.08%

Best Quarter            21.07% in 4th quarter of 1998
Worst Quarter           (13.36%) in 3rd quarter of 1998


The table presents the fund's average annual returns over 1, 5 and 10 years for each share class and the life of class for Class B shares along with those of recognized U.S. common stock and bond indices. The fund's performance figures assume that all distributions were reinvested in the fund. The performance calculations reflect the deduction of the maximum sales charges and annual fund operating expenses.


Average Annual Returns


                                                                                         Class B
For the following periods ending 12/31/98       1 year      5 years     10 years        inception*
Class A shares                                    15.98       15.77        13.30             --

Class B shares                                    17.16       16.07          N/A           15.06%

S & P 500 Index                                   28.58       24.05        19.20           23.25%

Lehman Gov/Corp Bond Index                         9.47        7.30         9.33            6.92%

The S&P 500 Index includes the common stocks of 500 large
U.S. companies. The Lehman Brothers Government/Corporate Bond Index includes U.S. government and corporate bonds. Both are unmanaged.

*Class B shares commenced operations on 10/18/93; their performance is compared to index figures that begin on 11/1/93.


10   BURNHAM INVESTORS TRUST

Understanding Shareholder Fees


Front End Sales Charge

An amount charged for the sale of some fund shares, usually sold by a broker or sales professional. A sales charge or load is reflected in the asked offering price.

Asked or Offering Price

The price at which the fund's shares may be purchased. The asked or offering price includes the current net asset value plus any sales charge.

Contingent Deferred Sales Charge

A fee imposed when shares are redeemed during the first few years of ownership. Please refer to "Choosing a Share Class" on page 27 for further information on alternative purchase arrangements.

Understanding Fund Expenses

Management Fees

Fee paid to the Investment Adviser for the supervision of the Fund's investment program.

Rule 12b-1 fees
Under SEC Rule 12b-1, mutual funds may use some of their assets to pay commissions to brokers and other marketing expenses. You should take 12b-1 fees into account when choosing a fund and share class, since it is possible for accumulated 12b-1 fees on one share class to exceed the front-end load on another share class.

Other Expenses

Fees paid by the fund for miscellaneous items such as, transfer agency, custodian, professional fees and registration fees.


FEES AND EXPENSES
--------------------------------------------------------------------------------

The table below describes the fees and expenses you could expect as an investor in this fund. Shareholder Fees are one-time expenses charged directly to you. Annual Fund Operating Expenses come out of fund assets, and are reflected in the fund's total return.

Fee Table

                                                                Class A       Class B
-------------------------------------------------------------------------------------
Shareholder Fees
   fees paid directly from your investment
Maximum front-end sales charge (load)                            5.00%         None
   % of offering price
Maximum contingent deferred sales charge                          None         5.00%
   % of offering price or the amount you receive
   when you sell shares, whichever is less

Annual Fund Operating Expenses
   expenses that are deducted from fund assets




Management fees                                                   0.60%        0.60%
Distribution (12b-1) fees                                         0.25%        1.00%
Other Expenses (1)                                                0.51%        0.81%
-------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(1)                           1.36%        2.41%

(1) The adviser has agreed to cap the annual fund's
    operating expenses, although it may change or drop
    the cap at any time. With the cap, actual expenses
    are projected to be:
    Management fees                         0.60%        0.60%
    Distribution (12b-1) fees               0.25%        1.00%
    Other expenses                          0.45%        0.70%
  -----------------------------------------------------------------------------------
  Net Annual Fund Operating Expenses        1.30%        2.30%


Example


This example shows what you could pay in expenses over time. To help you compare the fund's expenses with those of other funds, the example uses the same hypothetical assumptions as other mutual fund prospectuses:

     $10,000 original investment
     5% annual return
     No changes in operating expenses
     Reinvestment of all dividends and distributions

                                      1 year    3 year      5 year    10 year
------------------------------------------------------------------------------
Class A                                $ 632    $  909     $ 1,207    $ 2,053
Class B with redemption                $ 644    $1,051     $ 1,485    $ 2,485
Class B without redemption             $ 244    $  751     $ 1,285    $ 2,485


Because actual return and expenses may be different, this example is for comparison purposes only. The 10 year figures for Class B shares assume the conversion to Class A shares after eight years.


                                                 BURNHAM INVESTORS TRUST   11

                                     Burnham
                               Financial Services
                                      Fund

Is this fund for you?

Burnham Financial Services Fund is best suited to investors who:

     Are investing for the long term

     Wish to increase their exposure in the financial services sector

     Seek potentially more rapid capital growth than might be achieved in a sector-diversified fund

     Are comfortable with increased price volatility


Subadviser


Mendon Capital Advisors Corp. is a registered investment adviser incorporated in the State of Delaware. The subadviser has been providing investment advisory services focused in the financial services industry to private investment companies since 1996.


Portfolio manager

Anton V. Schutz has had the primary day-to-day responsibility for the fund's portfolio since its inception. Mr. Schutz is the President of Mendon Capital Advisors Corp. and Vice President of Burnham Securities Inc.

This fund's goal is non-fundamental and may be changed without shareholder approval.


GOAL AND MAIN STRATEGIES
--------------------------------------------------------------------------------


The fund seeks capital appreciation.

The fund pursues its goals by investing at least 75% of assets in stocks of U.S. companies in the financial services sector. The fund considers all of the following as part of this sector:

     Banks and thrifts

     Securities brokers and dealers

     Investment management and advisory firms

     Insurance companies

     Specialty finance companies

     Financial conglomerates

     Publicly traded, government-sponsored financial intermediaries

     Any company that derives at least 50% of its revenues from doing business with financial services companies, such as a financial software company

How the fund selects securities


In selecting stocks, the fund's manager uses a combination of growth and value strategies. The manager seeks growth stocks of companies with the following characteristics:

     Capable management

     Attractive business niches

     Sound financial and accounting practices

     Demonstrated ability to sustain growth in revenues, earnings and cash flow

The manager looks for opportunities to purchase value stocks of companies that appear to be:

     Undervalued based on their balance sheets or individual circumstances

     Temporarily distressed

     Poised for a merger or acquisition


Although the fund may invest in companies of any size, it typically focuses on those with assets of $8 billion or less. The fund generally intends to invest in U.S. companies, but it may also invest up to 10% of assets in foreign securities.


This stock selection strategy may lead the fund to concentrate its investments in a few regions of the U.S.


12   BURNHAM INVESTORS TRUST

Other investments

The fund may invest up to 25% of assets in:

     Companies outside the financial services sector

     Debt securities of any maturity, duration, or credit rating (including junk bonds) from any government or corporate issuer, U.S. or foreign

The fund may use derivatives (a type of investment whose value is based on other securities or market indices) to hedge against market changes or as a substitute for securities transactions. It may also use derivatives in attempts to profit from anticipated market movements.

Under normal conditions, the fund intends to remain fully invested. In extraordinary circumstances, the fund may invest extensively in cash or short-term investment-grade debt securities. In such circumstances, the fund would be assuming a temporary defensive position and would not be pursuing its goal.


MAIN RISKS
--------------------------------------------------------------------------------

The main risk of this fund is the performance of the stock market and the level of interest rates. Because this fund concentrates its investments in one sector of the economy, investors should expect greater volatility than in a fund that invests across several sectors.

Any of the following situations could cause the fund to lose money or underperform in comparison with its peer group:

     An adverse event could disproportionately affect the financial services sector.

     Rising interest rates increase the cost of financing to, and reduce the profitability of, companies in the financial services sector.

     Any of the categories of securities that the fund emphasizes--financial services companies and companies with less than $10 billion in market capitalization--could fall out of favor.

     Companies in the fund's portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.

     Investments in derivatives could magnify any of the fund's gains or losses.

     A bond issuer could be downgraded in credit quality or go into default. The risk of default and the price volatility associated with it are greater for junk bonds.

     Foreign investments present additional risks compared with domestic investments. These may include:


        Unfavorable currency exchange rates


        Inadequate financial information

        Political and economic upheavals

     These risks are greater in emerging markets.


Why invest in financial companies?

DEMOGRAPHICS

The largest consumers of financial services are those in the 45 to 64 age group, which is projected to grow significantly over the next 20 years.

CONSOLIDATION

The currently consolidation trend in the financial services sector presents investment opportunities.

DEREGULATION

Deregulation of the financial services industry is enabling firms to enter a wider variety of financial service businesses.

GLOBALIZATION

Increasing globalization provides opportunities for foreign firms to expand their businesses in the financial services sector.

SPECIALIZATION

Financial service providers are "unbundling" financial products to meet customer needs, provide profit opportunities and expand their markets.


                                                    BURNHAM INVESTORS TRUST   13

PAST PERFORMANCE
--------------------------------------------------------------------------------

No past performance data is available yet for this new fund. Next year's prospectus will provide the information here.




14   BURNHAM INVESTORS TRUST

Understanding Shareholder Fees

Front End Sales Charge

An amount charged for the sale of some fund shares, usually sold by a broker or sales professional. A sales charge or load is reflected in the asked offering price.

Asked or Offering Price

The price at which the fund's shares may be purchased. The asked or offering price includes the current net asset value plus any sales charge.

Contingent Deferred Sales Charge

A fee imposed when shares are redeemed during the first few years of ownership. Please refer to "Choosing a Share Class" on page 27 for further information on alternative purchase arrangements.

Understanding Fund Expenses

Management Fees

Fee paid to the Investment Adviser for the supervision of the Fund's investment program.

Rule 12b-1 fees


Under SEC Rule 12b-1, mutual funds may use some of their assets to pay commissions to brokers and other marketing expenses. You should take 12b-1 fees into account when choosing a fund and share class, since it is possible for accumulated 12b-1 fees on one share class to exceed the front-end load on another share class.


Other Expenses

Fees paid by the fund for miscellaneous items such as, transfer agency, custodian, professional and registration fees.

FEES AND EXPENSES
--------------------------------------------------------------------------------


The table below describes the fees and expenses you could expect as an investor in this fund. Shareholder Fees are one-time expenses charged directly to you. Annual Fund Operating Expenses come out of fund assets, and are reflected in the fund's total return.


Fee Table


                                                         Class A         Class B
--------------------------------------------------------------------------------
Shareholder Fees
   fees paid directly from your investment

Maximum front-end sales charge (load)                         5.00%        None
   % of offering price
Maximum contingent deferred sales charge                      None         5.00%
   % of offering price or the amount you receive
   when you sell shares, whichever is less

--------------------------------------------------------------------------------
Annual Fund Operating Expenses
   expenses that are deducted from fund assets

Management fees                                               0.75         0.75
Distribution (12b-1) fees                                     0.25         1.00
Other expenses(1)(2)                                          1.02%        2.27%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(1)                       2.02%        4.02%

(1) The adviser has agreed to cap the annual fund's operating expenses, although it may change or drop the cap at any time. With the cap, actual expenses are projected to be:

Management fees                       0.75%        0.75%
Distribution (12b-1) fees             0.25%        1.00%
Other expenses                        0.60%        0.55%
--------------------------------------------------------------------------------
Net Annual Fund Operating Expenses    1.60%        2.30%
(2) Based on estimated amounts for the current fiscal year.


Example

This example show what you could pay in expenses over time. To help you compare this fund's expenses with those of other funds, the example uses the same hypothetical assumptions as other mutual fund prospectuses:

     $10,000 original investment
     5% annual return
     No changes in operating expenses
     Reinvestment of all dividends and distributions

                                      1 year   3 years
--------------------------------------------------------------
Class A                                $ 695   $ 1,102

Class B with redemption                  804     1,524

Class B without redemption               404     1,224

Because actual return and expenses may be different, this example is for comparison purposes only.

                                               BURNHAM INVESTORS TRUST   15

                                     Burnham
                                Small Cap Value
                                      Fund

Is this fund for you?

Burnham Small Cap Fund is best suited to investors who:

     Are investing for the long term

     Want to increase their exposure to small-capitalization companies

     Seek potentially more rapid growth than might be achieved in a larger-capitalization fund

     Are comfortable with increased price volatility



Portfolio manager


Jon M. Burnham has had primary day-to-day responsibility for the fund's portfolio since its inception. Mr. Burnham is president, chief executive officer and a trustee of the fund and the chairman and chief executive officer of the adviser.


This fund's goal is non-fundamental and may be changed without shareholder approval.


GOAL AND MAIN STRATEGIES

--------------------------------------------------------------------------------

The fund seeks capital appreciation.


The fund pursues its goal by investing at least 80% assets in stocks of U.S. and foreign companies with market capitalizations of $1.3 billion or less. These stocks may trade on exchanges or over-the-counter (OTC).


How the fund selects securities


In managing the fund's portfolio, the manager emphasizes individual stock selection. Using a value-oriented strategy, the fund initially seeks to identify a pool of companies with the potential for long term capital appreciation that are currently unrecognized by or temporarily out of favor with the market.


Its research methods include the following:

     Fundamental analysis of company balance sheets
     On-site visits
     Interviews with senior management
     Data from research firms, electronic databases and relevant technical journals


In deciding which companies to invest in, the manager looks for a specific catalyst that the manager believes will spur share price growth. These catalysts might include:


     Increased investor attention
     Asset sales
     Corporate restructuring
     Upswing in a business or industry cycle
     Innovation, such as a new product introduction
     Favorable regulatory changes

Other investments

The fund may invest up to 20% of assets in:

     Stocks of companies with market capitalizations of more than $1.3 billion.

     Derivatives, which are a type of investment whose value is based on underlying securities or indices


16   BURNHAM INVESTORS TRUST

The fund may use derivatives to hedge against market changes or as a substitute for securities transactions. It may also use derivatives in attempts to profit from anticipated market movements.

Under normal conditions, the fund intends to remain fully invested. In extraordinary circumstances, the fund may invest extensively in cash or short-term investment-grade debt securities. In such circumstances, the fund would be assuming a temporary defensive position and would not be pursuing its goal.

MAIN RISKS
--------------------------------------------------------------------------------

The main risk of this fund is the performance of the stock market. Because the fund emphasizes small capitalization companies, investors should expect greater volatility than in a fund that invests in medium or large capitalization companies.

Any of the following situations could cause the fund to lose money or underperform in comparison with its peer group:

     Small-capitalization stocks could fall out of favor with the market, particularly in comparison with large- or medium-capitalization stocks.

     Companies in the fund's portfolio could fail to reach earnings estimates or other market expectations, causing their stock prices to drop.

     The fund's management strategy or securities selection methods could prove to be less successful than anticipated.

     Investments in derivatives could magnify any of the fund's gains or losses. Derivatives can also make the fund's portfolio less liquid and harder to value, especially in a declining market.

     Foreign investments present additional risks compared with domestic investments. These may include:

        Unfavorable currency exchange rates
        Inadequate financial information
        Political and economic upheavals

     These risks are greater in emerging markets.


Non-Diversification

The fund is non-diversified and may invest a larger portion of its assets in the securities of a single issuer than diversified funds. An investment in the fund could go up and down in value more than an investment in a diversified fund.


Definition of small-
capitalization companies

There are thousands of publicly traded companies with assets under $1.3 billion in the U.S. alone. Small companies are often volatile, with the potential for rapid growth and equally rapid decline. Many small companies are young and have yet to prove their ability to sustain growth. They are generally more vulnerable to business setbacks because of small product lines, niche markets and limited financial resources. In a declining market, these stocks may be harder to sell, which may further depress their prices.

Why invest in small-
capitalization value stocks?

     Small-capitalization stocks offer the potential for superior long-term performance.

     Small-capitalization value stocks have historically tended to outperform small-cap growth stocks over the long term.

     Current market valuations appear to favor small-capitalization stocks.

     The absence of investment analysts in the smaller market capitalization stocks magnifies market inefficiencies. This makes the fund's performance more dependent on the manager's proprietary research.


                                                    BURNHAM INVESTORS TRUST   17

PAST PERFORMANCE
--------------------------------------------------------------------------------

No past performance data is available yet for this new fund. Next year's prospectus will provide the information here.




18   SMALL CAP VALUE FUND

FEES AND EXPENSES
--------------------------------------------------------------------------------

The table below describes the fees and expenses you could expect as an investor in this fund. Shareholder Fees are one-time expenses charged directly to you. Annual Fund Operating Expenses come out of fund assets, and are reflected in the fund's total return.


Fee Table


                                                              Class A    Class B
--------------------------------------------------------------------------------
Shareholder Fees
   fees paid directly from your investment
Maximum front-end sales charge (load)                          5.00%      None
   % of offering price
Maximum contingent deferred sales charge                       None        5.00%
   % of offering price or the amount you receive
   when you sell shares, whichever is less
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
   expenses are deducted from fund assets

Management fees                                                 1.00%      1.00%
Distribution 12b-1 fees                                         0.25%      1.00%
Other expenses(1)(2)                                            0.84%      2.11%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(1)                         2.09%      4.11%

(1) The adviser has agreed to cap the annual fund's operating expenses, although it may change or drop the cap at any time. With the cap, actual expenses are projected to be:

Management fees                       1.00%     1.00%
Distribution (12b-1) fees             0.25%     1.00%
Other expenses                        0.35%     0.30%

Net Annual Fund Operating Expenses    1.60%     2.30%
(2) Based on estimated amounts for the current fiscal year.


Example

This example show what you could pay in expenses over time. To help you compare this fund's expenses with those of other funds, the example uses the same hypothetical assumptions as other mutual fund prospectuses:

     $10,000 original investment
     5% annual return
     No changes in operating expenses
     Reinvestment of all dividends and distributions

                                      1 year     3 year
-----------------------------------------------------------------------
Class A                                 $701     $1,122
Class B with redemption                 $813      1,550
Class B without redemption              $413      1,250


Because actual return and expenses may be different, this example is for comparison purposes only.



Understanding Shareholder Fees


Front End Sales Charge

An amount charged for the sale of some fund shares, usually sold by a broker or sales professional. A sales charge or load is reflected in the asked offering price.

Asked or Offering Price

The price at which the fund's shares may be purchased. The asked or offering price includes the current net asset value plus any sales charge.

Contingent Deferred Sales Charge

A fee imposed when shares are redeemed during the first few years of ownership. Please refer to "Choosing a Share Class" on page 27 for further information on alternative purchase arrangements.


Understanding Fund
Expenses

Management Fees

Fee paid to the Investment Adviser for the supervision of the Fund's investment program.

Rule 12b-1 fees

Under SEC Rule 12b-1, mutual funds may use some of their assets to pay commissions to brokers and other marketing expenses. You should take 12b-1 fees into account when choosing a fund and share class, since it is possible for accumulated 12b-1 fees on one share class to exceed the front-end load on another share class.

Other Expenses

Fees paid by the fund for miscellaneous items such as, transfer agency, custodian, professional and registration fees.


                                               BURNHAM INVESTORS TRUST   19

                                     Burnham
                                  Money Market
                                      Fund

Is this fund for you?

Burnham Money Market Fund is best suited to investors who:

     Seek to preserve capital

     Are seeking a temporary holding place for investments

     Are investing for the short term

     Seeking the highest possible income available from short-term securities


Subadviser

Reich & Tang Asset Management L.P. was formed in 1994. Reich & Tang manages discretionary equity and money market assets, principally for institutional clients. The subadviser's investment philosophy is oriented toward the preservation of capital and long-term appreciation.


This fund's goal is non-fundamental and may be changed without shareholder approval.


GOAL AND MAIN STRATEGIES

--------------------------------------------------------------------------------

The fund's goal is maximum current income that is consistent with maintaining liquidity and preserving capital.

The fund is managed to maintain a stable $1.00 share price. The fund invests only in dollar-denominated money market securities of the highest short-term credit quality. Each security must have a remaining maturity of 13 months or less. The fund's average weighted maturity will not exceed 90 days. Its yield will go up and down with changes in short-term interest rates.

How the fund selects securities

In managing the portfolio, the subadviser looks for securities that appear to offer the best relative value based on analysis of their:

     Credit quality

     Interest rate sensitivity

     Yield

     Price


Definition of a money market fund


A money market fund is a pool of assets investing in U.S. dollar-denominated short-term debt obligations. Because of the high degree of safety they provide, money market funds typically offer the lowest return of any type of mutual fund.


20   BURNHAM INVESTORS TRUST

An investment committee meets weekly to determine the fund's portfolio strategy based on interest rates, credit quality and performance. The primary function of the committee is to develop an approved list of securities that satisfy the funds' credit criteria, guidelines and objectives. From time to time, the fund may emphasize, or overweight, its investments in particular types of issuers or maturities to increase current yields.


The fund may invest in certain foreign securities: dollar-denominated money market securities of foreign issuers, foreign branches of U.S. banks, and U.S. branches of foreign banks.


MAIN RISKS
--------------------------------------------------------------------------------

The main risk of this fund is the level of short-term interest rates. If short-term interest rates rise steeply, the prices of money market securities could fall and threaten the $1.00 share price that the fund tries to maintain.

Any of the following situations could cause the fund to lose money or under perform in comparison with its peer group:

     An issuer could be downgraded in credit quality or go into default.

     Foreign securities present additional risks compared with domestic investments. These may include:

          Inadequate financial information

          Political and economic upheavals

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


Money market fund yield

The fund's current yield reflects the relationship between the fund's current level of annual income and its price on a particular day.


Types of Money Market Securities.


U.S. TREASURY BILLS

Debt obligations sold by the U.S. Treasury that mature in one year or less and are backed by the U.S. government.

AGENCY NOTES

Debt obligations of U.S. government agencies.

CERTIFICATES OF DEPOSIT

Receipts for funds deposited at banks that guarantee a fixed interest rate over a specified time period.

REPURCHASE AGREEMENTS

Contracts, usually involving U.S. government securities, whereby one party sells and agrees to buy back securities at a fixed price on a designated date.


BANKERS' ACCEPTANCES


Bank-issued commitments to pay for merchandise sold in the import/export market.

COMMERCIAL PAPER COMPANIES


Unsecured notes that companies typically issue to finance current operations and expenses.


MEDIUM-TERM NOTES

Unsecured corporate debt obligations that are continuously offered in a range of maturities and structures.


                                                               BURNHAM FUND   21

PAST PERFORMANCE
--------------------------------------------------------------------------------

No past performance data is available yet for this new fund. Next year's prospectus will provide the information here.




22   BURNHAM FUND

FEES AND EXPENSES
--------------------------------------------------------------------------------

The table below describes the fees and expenses you could expect as an investor in this fund. Shareholder Fees are one-time expenses charged directly to you. Annual Fund Operating Expenses come out of fund assets, and are reflected in the fund's total return.


Fee Table


Shareholder Fees                                                      NONE
   fees paid directly from your investment
Annual Fund Operating Expenses
   expenses that are deducted from fund assets
Management fees                                                       0.45%
Distribution (12b-1) fee                                              NONE
Other expenses(1)(2)                                                  0.52%

Total Annual Fund Operating Expenses(1)                               0.97%
--------------------------------------------------------------------------------
(1) The adviser has agreed to cap the annual fund's operating expenses, although it may change or drop the cap at any time.
    With the cap, actual expenses are projected to be:

Management fees                      .45%
Distribution (12b-1) fees            NONE
Other expenses(1)                    .43%

Net Annual Fund Operating Expenses   .88%
(2) Based on estimated amounts for the current fiscal year.



Example

This example show what you could pay in expenses over time. To help you compare this fund's expenses with those of other funds, the example uses the same hypothetical assumptions as other mutual fund prospectuses:

     $10,000 original investment
     5% annual return
     No changes in operating expenses
     Reinvestment of all dividends and distributions

                         1 year         3 year
               ---------------------------------------
                         $ 99           $ 309

The figures in the example would be the same whether you sold your shares at the end of the period or kept them. Because actual return and expenses may be different, this example is for comparison purposes only.


Understanding Fund Expenses

Management Fees

Fee paid to the Investment Adviser for the supervision of the Fund's investment program.

Other Expenses

Fees paid by the fund for miscellaneous items such as, transfer agency, custodian, professional and registration fees.

                                                  BURNHAM INVESTORS TRUST   23

 The Investment
       Adviser


The funds' investment adviser is Burnham Asset Management Corporation, 1325 Avenue of the Americas, New York, NY 10019.

The adviser is responsible for economic research, industry and company analysis, portfolio recommendations and all investment decisions. In return for these services, the adviser receives a fee from each fund as described in the table below.


Fund                                 Fee as a % of average
                                                 daily NAV
-------------------------------------------------------------
Burnham Dow 30 Focused Fund                         0.60%
-------------------------------------------------------------
Burnham Fund                                        0.60%
-------------------------------------------------------------
Burnham Financial Services Fund                     0.75%
-------------------------------------------------------------
Burnham Small Cap Value Fund                        1.00%
-------------------------------------------------------------
Burnham Money Market Fund                           0.45%
-------------------------------------------------------------


Total annual fund operating expenses of these funds are capped (see table below), which may reduce the adviser's fee. These agreements are temporary and may be changed or dropped any time. With the cap, actual expenses are projected to be:



 Fund                      Net Annual Fund Operating Expenses
                               as a % of average daily NAV
-------------------------------------------------------------
                                                Class A Shares   Class B Shares
                                                --------------   --------------
Burnham Dow 30 Focused Fund                          1.20%           n/a
-------------------------------------------------------------------------------
Burnham Fund                                         1.30%           2.30%
-------------------------------------------------------------------------------
Burnham Financial Services Fund                      1.60%           2.30%
-------------------------------------------------------------------------------
Burnham Small Cap Value Fund                         1.60%           2.30%
-------------------------------------------------------------------------------
Burnham Money Market Fund                            0.88%           n/a
-------------------------------------------------------------------------------


YEAR 2000 (Y2K) COMPLIANCE


The inability of many older computer systems to recognize the year 2000 is expected to have an impact on world financial markets. The adviser has taken steps to ensure that its systems are or will be Y2K-compliant, and has also obtained assurances from its partners and vendors that they are taking similar steps. However, it is impossible to know in advance how any Y2K problems may affect the funds' operations (including their ability to calculate share prices and process redemptions) or how it may affect the performance of portfolio investments or securities markets in general.


                                                     THE INVESTMENT ADVISOR   24

Your Account



As an investor, you have flexibility in choosing a share class, setting up your account, making exchanges between funds and withdrawing money from your account. In this section, you will find a chart that provides a broad overview of the various options available, followed by more detailed information. It is important to read the entire section so that you will understand all of the factors--including tax liability, sales charges, and transaction volume-- that should influence your investment decisions.




                                                    BURNHAM INVESTORS TRUST   25

PURCHASE AND REDEMPTION FLOW CHART
--------------------------------------------------------------------------------
$$$
3 WAYS TO PURCHASE SHARES

        DIRECT PURCHASE*           PURCHASE*               AUTOMATIC
                                THROUGH DEALER        INVESTMENT PROGRAM

     CLASS A SHARES
SALES CHARGE AT PURCHASE    5 FUNDS TO CHOOSE FROM:
          $$


           BURNHAM FUND                        DOW 30 FOCUSED FUND
      FINANCIAL SERVICES FUND                   MONEY MARKET FUND
       SMALL CAP VALUE FUND

                2 classes available                         1 class available

     Class A shares      or         Class B shares         Single class shares
[FRONT-END SALES CHARGE]       [BACK-END SALES CHARGE]      [NO SALES CHARGE]


                                              CLASS B SHARES
                                      SALES CHARGE AT REDEMPTION
                                                   $$

     $$$
     3 WAYS TO REDEEM SHARES


            DIRECT REDEMPTION       REDEMPTION            AUTOMATIC
                                  THROUGH DEALER     CASH WITHDRAWAL PLAN

                                                                          $$$$$$
*Minimum investment: $1,000 per fund
 Minimum continuing investment: $250 per fund


*These minimums do not apply for individual retirement accounts




26   BURNHAM INVESTORS TRUST

CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

Shares of Burnham Dow 30 Focused Fund and Burnham Money Market Fund are offered in one class only, with no sales charge. Burnham Dow 30 Focused Fund pays an annual Rule 12b-1 distribution fee equal to 0.25% of the fund's average net assets. Shares of Burnham Money Market Fund are not subject to any Rule 12b-1 distribution or service fees.

Burnham Fund, Burnham Financial Services Fund and Burnham Small Cap Value Fund offer shares in two classes:


Class A

  Front-end sales charge decreases with the amount you invest and is included in the offering price. [see schedule below]

  Rule 12b-1 fee of 0.25% annually of average NAV

Class B

  Contingent deferred sales charge (CDSC) decreases with the amount of time you hold your shares. [see schedule below]

  Rule 12b-1 fee of 0.75% and service fee of 0.25% annually of average NAV



Class A Sales Charges

Amount invested               Sales charge
                              % offering price           % NAV
less than $50,000             5.00%                      5.26%
$50,000-$99,999               4.50%                      4.71%
$100,000-$249,999             4.00%                      4.17%
$250,000-$499,999             3.00%                      3.09%
$500,000-$999,999             2.00%                      2.04%
$1,000,000 and above          --*                        --*


Class B Deferred Sales Charge
Maximum purchase $250,000

Purchase-to-sale period         CDSC
less than 1 year                5.00%
1-2 years                       4.00%
2-4 years                       3.00%
4-5 years                       2.00%
5-6 years                       1.00%
6 years or more                 --


Shares not subject to CDSC are redeemed first; remaining shares are redeemed in the order purchased. No CDSC applies to shares that:

  Represent increases in the NAV above the net cost of the original investment

  Were acquired through reinvestment of dividends or distributions

  After 8 years, Class B shares automatically convert to Class A.

Why Two Share Classes?

By offering two share classes, a fund allows you to choose the method of purchasing shares that is the most beneficial given the amount of your purchase, length of time you expect to hold your shares and other relevant circumstances.


*Purchases of $1 million or more (Class A shares)

The following CDSC will be imposed on investments over $1 million if shares are sold within two years of purchase. The charge is calculated from the NAV at the time of purchase or sale, whichever is lower.

Purchase-to-sale period CDSC

Less than 1 year        1.00%
1-2 years               0.50%

                                                               YOUR ACCOUNT   27

Sales charge waivers


Under certain conditions, the following investors can buy Class A shares without a sales charge:


   Shareholders of Burnham Fund who purchased shares directly from the fund before August 27, 1998

   Customers of Burnham Securities, Inc. with a cumulative balance of at least $250,000

   Officers, directors, trustees, employees of the adviser, the fund's distributor and any of their affiliated companies and immediate family members of any of these people

   Employee benefit plans having more than 25 eligible employees or a minimum of $250,000

   Employees of dealers that are members of the National Association of Securities Dealers, Inc. (NASD), members of their immediate families, and their employee benefit plans

   Certain trust companies, bank trust departments and investment advisers that invest on behalf of their clients and charge account management fees.

   Participants in no-transaction-fee programs of discount brokerages that maintain an omnibus account with the funds

   Individuals investing distributions from tax-deferred savings and retirement plans.

   Individuals purchasing shares with the proceeds of a redemption made from another mutual fund complex within the previous 180 days with proof of purchase

Class B CDSC Waivers

CDSC charges will be waived on redemptions of Class B shares in connection with:

   Distributions from certain employee tax-qualified benefit plans

   Any shareholder's death or disability

   Withdrawals under an automatic withdrawal plan, provided they are less than 10% of your account's original value.


Ways to reduce sales charges

Investors can reduce or eliminate sales charges on Class A shares under certain conditions.

Combined purchase

Purchases made at the same time by an individual, his or her spouse and any children under the age of 21 are added together to determine the sales charge rate.

Right of accumulation


If you already hold Class A shares of a fund, the sales charge rate on additional purchases can be based on your total Class A shares in the fund.


Letter of intent

This non-binding agreement allows you to purchase Class A shares over a period of 13 months with the sales charge that would have applied if you had purchased them all at once.

Combination privilege

You can use the combined total of Class A shares of multiple Burnham funds for the purpose of calculating the sales charge.


PLEASE NOTE:

You must advise your dealer, the transfer agent or the fund if you qualify for a reduction and/or waiver in sales charges.


CALCULATION OF NET ASSET VALUE


Each fund calculates its net asset value per share (NAV) at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) on each business day as defined in the Statement of Additional Information. If the New York Stock Exchange closes early, the time for calculating the NAV and the deadline for share transactions will be accelerated to the earlier closing time. Purchase orders received before the regular close of the New York Stock Exchange will be executed at the offering price calculated at that day's closing NAV.



Determination of share price


The share price of a fund is the total value of its assets less its liabilities, divided by the total number of outstanding fund shares. Each fund's securities are valued on the basis of either market quotations or fair value pricing, which may include the use of pricing services. Because foreign markets and U.S. markets are open at different times, there may be times when the value of a fund's securities changes on days when you can't buy or sell fund shares. There may also be cases when the fund uses fair-value prices for foreign securities, which may be different from the values used by other funds.


28   BURNHAM INVESTORS TRUST

PURCHASING SHARES
--------------------------------------------------------------------------------

Minimum Purchase Amount             Initial purchase     Subsequent purchases
individual retirement accounts      $50                  $50
automatic investment program        $50                  $50
all other funds and programs        $1,000               $250

These amounts may be waived or changed at the funds' discretion.


METHOD OF PURCHASE                 PROCEDURE
Mail       Open an account         Complete and sign the application form. Send a check drawn on a U.S. bank for at least the minimum amount required and make the check payable to "Burnham
                                   Investors Trust". Send the check and application form to the address below.

           Open an IRA             Shares of the Trust are available for purchase through Individual Retirement
                                   Accounts (IRAs) and other retirement plans. An IRA application and further details about IRAs and other retirement plans are available from the Distributor by calling 1-800-874-3863 or your investment professional.

           Subsequent purchase     Send in a check for the appropriate minimum amount (or more) with your account name and number. For your convenience, you may use the deposit slip attached to your quarterly account statements.



Federal Funds
Wire       Subsequent purchase     This option is available to existing open accounts only. New accounts must complete an application form and forward payment to the address listed below.

           Wire address:           State Street Bank & Trust Co.
                                   225 Franklin Street, Boston MA
                                   ABA # 011000028
                                   DDA # 99046005
                                   Fund Acct #
                                   For credit to Burnham Investor's Trust [indicate Class A or B Shares].


Automatic                          You can make automatic monthly, quarterly or annual purchases (on the 5th or 15th
Investment                         day of each month) of $50 or more. To activate the automatic investment plan, complete
Program                            an account application notifying the fund. Your investment may come from your bank account or from your balance in the Burnham Money Market Fund. You may change the purchase amount or terminate the plan at any time by writing to the funds.

Electronic                         To purchase shares via electronic funds transfer, check this option
Funds Transfer                     on your account application form. Your bank must be a member of the ACH system.

Dealer                             Contact your dealer to set up your new account, purchase fund shares and make subsequent investments. Purchase orders received by your dealer and are forwarded by the dealer to the transfer agent before 4:00 p.m eastern time on any business day will receive that day's NAV. Your dealer is responsible for properly forwarding completed orders to the fund transfer agent.

                                   Send regular mail to:    Shareholder Servicing Agent           Send Overnight Express Mail to:
                                   Burnham Investors Trust  Please call:                          Burnham Investors Trust
                                   c/o BFDS, Inc.           Boston Financial Data Services, Inc.  c/o BFDS, Inc.
                                   P.O. Box 8015            toll-free at                          66 Brooks Drive
                                   Boston, MA 02266-8015    1-800-462-2392                        Braintree, MA 02184-3839

                                                               YOUR ACCOUNT   29

TRANSACTION POLICIES
--------------------------------------------------------------------------------


Federal funds wires

A federal funds wire transaction must total at least $5,000. Your bank may also charge a fee to send or receive wires.

Certificates of shares


The funds do not generally issue certificates of shares, although you may request them. Certificates are available to shareholders of Burnham Fund Class A and Class B shares only. The only way to redeem share certificates is by sending them to the transfer agent. If you lose a certificate, you will be charged a fee to replace it.

Certificates are not available to the remaining portfolios of the trust.


Telephone transactions


The funds have procedures to verify that your telephone instructions are genuine. These may include asking for identifying information and recording the call. As long as the fund and its representatives take reasonable measures to verify the authenticity of calls, you will be held responsible for any losses caused by unauthorized telephone orders.

Checkwriting for Burnham Money Market Fund

You must have a Burnham Money Market Fund account before adding this service. Call your Shareholder servicing agent at 1-800-462-2392 to request a Shareholder Services application to add the Checkwriting feature.

Individual checks must be for $250 or more. You may not close a Burnham Money Market Fund by writing a check.






Third Party Checks

Third party checks which are payable to an existing shareholder of Burnham Investors Trust, who is a natural person (not a corporation or partnership) and endorsed over to Burnham Investors Trust or State Street Bank and Trust Company will not be accepted.


Other policies


Under certain circumstances, the funds reserve the right to:

   Suspend the offering of shares
   Reject any exchange or investment order

   Change, suspend or revoke exchange privileges


   Suspend the telephone order privilege without advance notice to shareholders


   Satisfy an order to sell fund shares with securities rather than cash, for certain large orders


   Suspend or postpone your right to sell fund shares on days when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the SEC


   Change its investment minimums or other requirements for buying or selling, or waive minimums and requirements for certain investors


Regular investing and dollar-cost averaging


Dollar-cost averaging is the practice of making regular investments over time. When share prices are high, your investment buys fewer shares. When the share price is low, your investment buys more shares. This generally lowers the average price per share that you pay over time.


Dollar-cost averaging cannot guarantee you a profit or prevent losses in a declining market.



30   BURNHAM INVESTORS TRUST

HOW TO SELL AND EXCHANGE SHARES
-----------------------------------------------------------------------------

By Mail: Send a letter of instruction, an endorsed stock power or share certificates (if you hold certificate shares) to Burnham Investors Trust to the address below.
                   Please be sure to specify:

                     the fund

                     account number

                     the dollar value or number of shares you wish to sell

                   Include all necessary signatures and any additional documents, as well as, a signature guarantee if required (See page 32 for signature guarantee requirements).

By Telephone:      As long as the transaction does not require a written or
                   signature guarantee (See page 32), you or your financial professional can sell shares by calling Burnham Investors
                   Trust at 1-800-462-2392. Press 1 and follow the automated menu to speak to a customer services representative. A check will be mailed to you on the following business day.

Authorized         If you invest through an authorized broker/dealer or
Broker/Dealer or   investment professional, they can sell or exchange your
Investment         shares for you. You may be charged a fee for this.
Professional


Systematic         If you have a share balance of at least $5,000, you may
Withdrawal Plans   elect to have monthly, quarterly or annual payments of a
                   specified amount ($50 minimum) sent to you or someone you designate. The funds do not charge for this service. See
                   "Systematic Withdrawal Plan" information on page 30.

By Federal Funds   Confirm with Burnham Investors Trust that a wire
Wire:              redemption privilege, including your bank designation, is
                   in place on your account. Once this is established, you may place your request to sell shares with Burnham Investors
                   Trust. Proceeds will be wired to your pre-designated bank account, (See "Federal Funds Wires" on page 30).

By Exchange:       Read the prospectus before making an exchange. Call Burnham
                   Investors Trust at 1-800-462-2392. Press 1 and follow the automated menu to speak to a customer service representative to place your exchange.


Send Overnight Express     Send Regular                Shareholder Servicing Agent
Mail to:                   Mail to:                    Please call:

Burnham Investors Trust    Burnham Investors Trust     Boston Financial Data Services
C/O BFDS, Inc.             C/O BFDS, Inc.              toll-free at
66 Brooks Drive            PO Box 8015                 1-800-462-2392
Braintree, MA 02184-3839   Boston, MA 02266-8015

                                                               YOUR ACCOUNT   31

What is a signature guarantee?


A signature guarantee ensures that your signature is authentic. Most banks and financial institutions can provide you with one. Some charge a fee, but it is usually waived if you are a customer of the financial institution.


A notary public cannot provide a signature guarantee.


You will need a signature guarantee on a written request to redeem shares in certain cases, including:

  When selling more than $25,000 worth of shares

  When you want your check to be payable to someone other than the owner of record, or sent somewhere other than the address of record

  When you want the proceeds sent by wire or electronic transfer to a bank account you have not designated in advance


TRANSACTION POLICIES:
REDEMPTION AND EXCHANGE OF SHARES

Redeeming shares


You may redeem your shares in the fund at any time. The proceeds are generally sent out within three business days after your order is executed. There are two cases in which sales proceeds may be delayed beyond the normal three business days:


  In unusual circumstances where the law allows additional time if needed If a check you wrote to buy shares hasn't cleared by the time you sell the shares

If you think you will need to redeem shares soon after buying them, you can avoid the check clearing time (which may be up to 15 days) by investing by wire or certified check.


Exchange privilege

Exchange of shares have the same tax consequences as redemptions. The fund's general policy is that sales charges on investments entering the fund complex should be applied only once. Therefore, you may exchange shares freely between funds within the same share class. The fund reserves the right to modify this policy in the future.


Exchanges must meet the minimum initial investment requirements of the fund.


The funds may cancel the exchange privilege of any person that, in the opinion of the funds, is using market timing strategies or making more than four exchanges per owner or controlling person per calendar year.


Account balance below minimum amounts

The funds reserve the right to close your account if your balance falls below the minimum initial investment amount of $1,000. Your fund will notify you and allow you 60 days to bring the account balance back up to the minimum level. This does not apply to reduced balances caused by market losses or accounts established that do not require a minimum investment restriction.


Reinstatement Privilege


You may reinvest your proceeds from a redemption in shares of the same class. The proceeds will be credited at NAV up to 90 days after the redemption of shares.


Systematic Withdrawal Plan

A systematic withdrawal plan (SWP) is available for shareholders who maintain a share balance of at least $5,000 in fund shares, who wish to receive a specific amount of cash in amounts not less than $50 either monthly, quarterly, or annually. You may subscribe to this service by contacting your account executive, or by contacting the Distributor at (800) 874-FUND for a Shareholder Services form.

The fund's transfer agent will redeem a sufficient number of your shares, held in book-entry form, at the net asset value (for Class A shares) or less the appropriate CDSC (for Class B shares) at the close of business of the NYSE on or about the 20th day of each payment month. A check will be mailed to you, no later than three business days following the date the shares are redeemed.



32   BURNHAM INVESTORS TRUST

TAX CONSIDERATIONS AND DISTRIBUTIONS
--------------------------------------------------------------------------------


Each fund pays dividend and distributions as described in the table below.


Unless you notify the fund otherwise, your income and capital gains distributions from a fund will reinvested in that fund. However, if you prefer you may:

   Receive all distributions in cash

   Reinvest capital gains distributions, but receive your income distributions in cash

You may indicate your distribution choice on your application form upon purchase. Your tax liability is the same in both cases.



TYPE OF DISTRIBUTION                 DECLARED & PAID              FEDERAL TAX STATUS
-------------------------------------------------------------------------------------
Dividends from
net investment income                                             ordinary income

        Burnham Fund                 quarterly

        Burnham Financial Services   annually

        Burnham Small Cap Value      annually

        Burnham Dow 30 Focused       annually

        Burnham Money Market         declared daily
                                     paid monthly
-----------------------------------------------------------------------------------
Short-term capital gains
       (all funds)                   annually                     ordinary income
-----------------------------------------------------------------------------------
Long-term capital gains
       (all funds)                   annually                     capital gain
-----------------------------------------------------------------------------------

Distributions from Burnham Fund, Burnham Dow 30 Focused Fund, Burnham Financial Services Fund and Burnham Small Cap Value Fund are expected to be primarily capital gains. Distributions from Burnham Money Market Fund will be primarily ordinary income.


The funds issue Form 1099 tax information statements recording all distributions and redemptions for the preceding year. These forms are mailed to shareholders and to the Internal Revenue Service each year by January 31. Any shareholder who does not supply a valid taxpayer identification number to the funds may be subject to federal backup withholding tax.


It is a taxable event whenever you redeem or exchange shares. Depending on their purchase and redemption prices and how long you held them, you may have a short-or long term capital gain (or loss).

You should consult your tax adviser about your own particular tax situation.

Distributions are taxable in the year you receive them. In some cases, distributions you receive in January are taxable as if they had been paid the previous year.


Buying shares before a distribution

The money a fund earns, either as income or as capital gains, is reflected in its share price until the fund makes a distribution. At that time, the amount of the distribution is deducted from the share price and is either reinvested in additional shares or paid to shareholders in cash.

If you buy fund shares just before a distribution, you will get some of your investment back in the form of a taxable distribution. You can avoid this by waiting to invest until after the fund makes its distribution.

Investments in tax-deferred accounts are not affected by the timing of distribution payments because there are no tax consequences with such accounts.

                                                                 YOUR ACCOUNT 33

Retirement plans

The funds offer a number of tax-deferred plans for retirement savings:

TRADITIONAL IRAS allow money to grow tax-deferred until you take it out at retirement. Contributions may be deductible for some investors.


ROTH IRAS also offer tax-free growth. Contributions are taxable, but withdrawals in retirement are tax-free for investors who meet certain requirements.


SEP-IRA and other types of plans are also available. Consult your tax professional to determine which type of plan may be beneficial to you.



              DOW JONES DISCLOSURE FOR BURNHAM DOW 30 FOCUSED FUND

"Dow Jones," "Dow Jones Industrial Average'sm'" and "DJIA'sm'" and "Dow 30'sm'" are service marks of Dow Jones & Company, Inc. Dow Jones has no relationship to Burnham Dow 30'sm' Focused Fund or its distributor, other than the licensing of the Dow Jones Industrial Average (DJIA) and its service marks to the distributor to use in connection with the fund.

DOW JONES DOES NOT:

    Sponsor, sell or promote the fund.

    Recommend that any person invest in the fund or any other securities.

    Have any responsibility or liability for or make any decisions about the timing, amount or pricing of fund share offerings or redemptions.

    Have any responsibility or liability for the administration, management or marketing of the fund.

    Consider the needs of the fund or its shareholders in determining, composing or calculating the DJIA or have any obligation to do so.


--------------------------------------------------------------------------------
DOW JONES WILL NOT HAVE ANY LIABILITY IN CONNECTION WITH THE FUND. SPECIFICALLY,

    Dow Jones does not make any warrants, express or implied, and Dow Jones disclaims any warranty about:

      The results to be obtained by the fund, its shareholders or any other person in connection with the use of the DJIA and the data included in the DJIA;

      The accuracy or completeness of the DJIA and its data;

      The merchantability and the fitness for a particular purpose or use of the DJIA and its data;

    Dow Jones will have no liability for any errors, omissions or interruptions in the DJIA or its data;

      Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing agreement between the fund's distributor and Dow Jones is solely for their benefit and not for the benefit of the fund, its shareholders or any other third parties.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Backup withholding

When you fill out your application form, be sure to provide your Social Security number or taxpayer ID number. Otherwise, the IRS will require each fund to withhold 31% of all money you receive from the fund.


34   BURNHAM INVESTORS TRUST

Financial Highlights


The financial highlights table is intended to help you understand Burnham Fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statement, is included in the annual report, which is available upon request.


Burnham Fund Financial Highlights


                                                       Class A Shares                                 Class B Shares

                                        1998     1997    1996    1995    1994          1998    1997    1996    1995    1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
 Beginning of year                      30.04  $25.65  $23.19  $19.88 $21.86          $30.75  $26.31  $23.45 $19.94 $21.84
                                     -----------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                    0.25    0.45    0.51    0.71   0.75            0.03    0.13    0.21   0.41   0.49
Net gains or losses on securities
    (both realized and unrealized)       5.97    5.54    3.36    3.91  (1.15)           6.12    5.75    3.69   4.10  (1.04)
                                     -----------------------------------------------------------------------------------------------
Total from investment operations         6.22    5.99    3.87    4.62  (0.40)           6.15    5.88    3.90   4.51  (0.55)

Less distributions
Dividends (from not investment income)  (0.32)  (0.44)  (0.55)  (0.75) (0.87)          (0.06)  (0.28)  (0.18) (0.44) (0.64)
Distributions from capital gains (from
   securities and options transactions) (1.63)  (1.16)  (0.86)  (0.56) (0.71)          (1.63)  (1.16)  (0.86) (0.56) (0.71)
                                     ----------------------------------------------------------------------------------------------
Total distributions                     (1.95)  (1.60)  (1.41)  (1.31) (1.58)          (1.69)  (1.44)  (1.04) (1.00) (1.35)
                                     -----------------------------------------------------------------------------------------------
Net asset value, end of year           $34.31  $30.04  $25.65  $23.19 $19.88          $35.21  $30.75  $26.31 $23.45 $19.94
                                     ===============================================================================================
Total return                           22.08%  24.74%  17.60%  24.45% (1.77%)         21.16%  23.60%  17.34% 23.54% (2.52%)
                                     -----------------------------------------------------------------------------------------------
Ratios/supplemental data
Net assets (in $millions),
end of year                             156.7   136.4   117.4   112.0  101.8             2.4     1.6     1.0    0.6    0.3
                                     -----------------------------------------------------------------------------------------------
Ratio of net expenses
   to average net assets [1]             1.3%    1.1%    1.3%    1.5%   1.5%             2.1%    2.0%    2.1%   2.2%   2.3%
Ratio of net income to
                                     -----------------------------------------------------------------------------------------------
   average net assets                    0.8%    1.6%    2.1%    3.3%   3.7%               -    0.7%    1.3%   2.5%   2.9%
                                     -----------------------------------------------------------------------------------------------
Portfolio turnover rate                 54.7%   59.4%   61.5%   78.3%  87.9%           54.7%   59.4%   61.5%  78.3%  87.9%
                                     -----------------------------------------------------------------------------------------------



(1) For the year ended December 31, 1998, the investment adviser reimbursed Class A and Class B shares for expenses in excess of the expense limitation. The ratios of expenses to average net assets would have been 1.3% and 2.1% respectively, had the investment adviser not agreed to reimburse expenses.





                                                       FINANCIAL HIGHLIGHTS   35

Where to Get
    More Information

ANNUAL AND QUARTERLY REPORTS
--------------------------------------------------------------------------------

These include commentary from the fund manager on the market conditions and investment strategies that significantly affected the fund's performance, detailed performance data, a complete inventory of the fund's securities, and a report from the fund's auditor.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
--------------------------------------------------------------------------------

The SAI contains more detailed disclosure on features and policies of the funds. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this document (that is, it is legally a part of this prospectus).


HOW TO CONTACT US

You can obtain these documents free of charge by contacting your dealer or:

        Burnham Securities, Inc.
        1325 Avenue of the Americas, 26th Floor
[LOGO]  New York, NY 10019
        1-800-874-FUND
        www.burnhamfunds.com
        info@bsibam.com

These documents are also available from the SEC:

Securities and Exchange Commission
450 Fifth Street NW
Washington, DC 20549-6009
1-800-SEC-0330
www.sec.gov

Note: The SEC requires a duplicating fee for paper copies.

SEC file number: 811-994


Burnham Asset Management was founded in 1989 and today, together with Burnham Securities, Inc., manages approximately $3 billion in assets for investors. The Burnham Fund was created in 1975 and has been guided by the same investment team since inception.

The Burnham family of funds has recently expanded to offer greater flexibility to investors. All the funds share Burnham's fundamental philosophy of prudent investment and risk management through all phases of the economic cycle.

                             BURNHAM INVESTORS TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                         BURNHAM DOW 30'sm' FOCUSED FUND


                                  BURNHAM FUND

                         BURNHAM FINANCIAL SERVICES FUND

                          BURNHAM SMALL CAP VALUE FUND

                            BURNHAM MONEY MARKET FUND


                                 May 3, 1999



This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Funds' prospectus dated May 3, 1999, which is incorporated by reference herein. The information in this Statement of Additional Information expands on information contained in the prospectus. The prospectus can be obtained without charge by contacting either the dealer through whom you purchased shares or the Distributor at the phone number or address below.



                             BURNHAM SECURITIES INC.
                              PRINCIPAL DISTRIBUTOR
                    1325 Avenue of the Americas, 26th Floor,
                            New York, New York 10019
                                1-(800) 874-FUND

                                TABLE OF CONTENTS


                                                                             PAGE
                                                                             -----
Burnham Investors Trust........................................................1

Investment Techniques and Related Risks .......................................1

Investment Restrictions ......................................................18

Services for Shareholders ....................................................19

Purchase and Redemption of Shares ............................................19

Net Asset Value...............................................................25

Taxes.........................................................................26

Trustees and Officers of the Trust ...........................................29

Investment Management and Other Services .....................................31

Control Persons and Principal Shareholders....................................35

Shares of Beneficial Interest.................................................35

Brokerage ....................................................................36

Determination of Performance .................................................37

Financial Statements .........................................................38

Appendix A - Description of Securities Ratings...............................A-1

Appendix B -Description of Dow Jones Industrials Average and DIAMONDS .......B-1

                             BURNHAM INVESTORS TRUST

Burnham Investors Trust (the "Trust"), 1325 Avenue of the Americas, 26th Floor, New York, New York 10019, is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Trust offers shares of beneficial interest (the "shares") in the following five series, each of which is a separate portfolio of investments with its own investment objective: Burnham Dow 30 Focused Fund, Burnham Fund, Burnham Financial Services Fund, Burnham Small Cap Value Fund and Burnham Money Market Fund (each a "Fund").


The Trust was organized as a Delaware business trust on August 20, 1998. The Trust is the surviving entity of the reorganization of The Burnham Fund, Inc. (the "Corporation"), a Maryland corporation, effected April 30, 1999. Before the reorganization, the Corporation was an open-end management investment company in operation since 1961, consisting of a single series, The Burnham Fund, Inc. Some of the information in this Statement of Additional Information relates to the Corporation before the reorganization.


                     INVESTMENT TECHNIQUES AND RELATED RISKS

References in this section to the Adviser include Burnham Asset Management Corporation and any subadviser that may be managing a Fund's portfolio.

EQUITY INVESTMENTS.

Common Shares. (All Funds except Burnham Money Market Fund) Common shares represent an equity (ownership) interest in a company or other entity. This ownership interest often gives a Fund the right to vote on measures affecting the company's organization and operations. Although common shares generally have a history of long-term growth in value, their prices, particularly those of smaller capitalization companies, are often volatile in the short-term.

Preferred Shares. (All Funds except Burnham Money Market Fund) Preferred shares represent a limited equity interest in a company or other entity and frequently have debt-like features. Preferred shares are often entitled only to dividends at a specified rate, and have a preference over common shares with respect to dividends and on liquidation of assets. Preferred shares generally have lesser voting rights than common shares. Because their dividends are often fixed, the value of some preferred shares fluctuates inversely with changes in interest rates.

Convertible Securities. (Burnham Fund, Burnham Financial Services Fund, Burnham Small Cap Value Fund) Convertible securities are bonds, preferred shares and other securities that pay a fixed rate of interest or dividends. However, they offer the buyer the additional option of converting the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. The value of convertible securities is also sensitive to company, market and other economic news, and will change based on the price of the underlying common stock. Convertible securities generally have less potential for gain than common stock, but also less potential for loss, since their income provides a cushion against the stock's price declines. However, because the buyer is also exposed to the risk and reward potential of the underlying stock, convertible securities generally pay less income than similar non-convertible securities.

Warrants and Rights. (All Funds except Burnham Dow 30 Focused Fund and Burnham Money Market Fund) Warrants and rights are securities permitting, but not obligating, their holder to purchase the underlying equity or fixed income securities at a predetermined price. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends on or exercise voting rights concerning the underlying equity securities. Further, they do not represent any rights in the assets of the issuer. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they become worthless if they are not exercised on or before their expiration date. As a result, an investment in warrants and rights may entail greater investment risk than certain other types of investments.

Real Estate Investment Trusts. (Burnham Fund, Burnham Financial Services Fund, Burnham Small Cap Value Fund) REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Internal Revenue Code of 1986 (the "Code"). A Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the Fund.

Risks Associated with the Real Estate Industry. Although a Fund does not invest directly in real estate, it does invest primarily in real estate equity securities and may concentrate its investments in the real estate industry, and, therefore, an investment in the Fund may be subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others:

       possible declines in the value of real estate;

       adverse general or local economic conditions;

       possible lack of availability of mortgage funds;

       overbuilding;

       extended vacancies of properties;

       increases in competition, property taxes and operating expenses;

       changes in zoning or applicable tax law;

       costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;

       casualty or condemnation losses;

       uninsured damages from floods, earthquakes or other natural disasters;

       limitations on and variations in rents; and

       unfavorable changes in interest rates.

In addition, if a Fund has rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

Financial Services Companies. (All Funds) Each Fund may invest in financial services companies. Burnham Financial Services Fund will invest primarily in these companies and will therefore be subject to risks in addition to those that apply to the general equity and debt markets. Some events may disproportionately affect the financial services sector as a whole or a particular industry in this sector. Accordingly, this Fund may be subject to greater market volatility than a fund that does not concentrate in a particular economic sector or industry. Thus, it is recommended that you invest only part of your overall investment portfolio in this Fund.

In addition, most financial services companies are subject to extensive governmental regulation, which limits their activities and may (as with insurance rate regulation) affect their ability to earn a profit from a given line of business. Certain financial services businesses are subject to intense competitive pressures, including market share and price competition. The removal of regulatory barriers to participation in certain segments of the financial services sector may also increase competitive pressures on different types of firms. For example, legislative proposals to remove traditional barriers between banking and investment banking activities would allow large commercial banks to compete for business that previously was the exclusive domain of securities firms. Similarly, the removal of regional barriers in the banking industry has intensified competition within the industry. The availability and cost of funds to financial services firms is crucial to their profitability. Consequently, volatile interest rates and unfavorable economic conditions can adversely affect their financial performance.

Financial services companies in foreign countries are subject to similar regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include controls on interest rates, credit availability, prices and currency transfers. In some countries, foreign governments have taken steps to nationalize the operations of banks and other financial services companies.

The Adviser believes that the ongoing deregulation of many segments of the financial services sector continues to provide new opportunities for issuers in this sector. As deregulation of various financial services businesses continues and new segments of the financial services sector are opened to larger financial services firms formerly


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prohibited from doing business in these segments (such as national and money center banks), established companies in these market segments (such as regional banks or securities firms) may become attractive acquisition candidates for the larger firm seeking entrance into the segment. Typically, acquisitions accelerate the capital appreciation of the shares of the company to be acquired.

In addition, financial services companies in growth segments (such as securities firms during times of stock market expansion) or geographically linked to areas experiencing strong economic growth (such as certain regional banks) are likely to participate in and benefit from such growth through increased demand for their products and services. Many financial services companies which are actively and aggressively managed are expanding services as deregulation opens up new opportunities also show potential for capital appreciation, particularly from expanding into areas where nonregulatory barriers to entry are low.

The Adviser will select for the Funds those financial services companies that it believes are well positioned to take advantage of the ongoing changes in the financial services sector. A financial services company may be well positioned for one or more of the following reasons.

        It may be an attractive acquisition for another company wishing to strengthen its presence in a line of business or a geographic region or to expand into new lines of business or geographic regions.

        It may be planning a merger to strengthen its position in a line of business or a geographic area.

        It may be engaged in a line or lines of business experiencing or likely to experience strong economic growth.

        It may be linked to a geographic region experiencing or likely to experience strong economic growth and be actively seeking to participate in such growth.

        It may be expanding into financial services or geographic regions previously unavailable to it (due to an easing of regulatory constraints) in order to take advantage of new market opportunities.

Small Capitalization Companies. (All Funds except Burnham Money Market Fund) The Funds, and especially Burnham Small Cap Value Fund, may invest in U.S. and foreign companies with market capitalizations of $1 billion or less. Investing in the common stock of smaller companies involves special risks and considerations not typically associated with investing in the common stock of larger companies. The securities of smaller companies may experience more market price volatility than the securities of larger companies. These companies are typically subject to more dramatic changes in earnings and business prospects than larger, more established companies. In addition, the securities of smaller companies are less liquid because they tend to trade over-the-counter or on regional exchanges, and the frequency and volume of their trading are often substantially less than for securities of larger companies.

Investment Companies. (All Funds) A Fund may acquire securities of another investment company if, immediately after such acquisition, the Fund does not own in the aggregate (1) more than 3% of the total outstanding voting stock of such other investment company, (2) securities issued by such other investment company having an aggregate value exceeding 5% of the Fund's total assets, or (3) securities issued by such other investment company and all other investment companies having an aggregate value exceeding 10% of the Fund's total assets. Investing in another registered investment company may result in duplication of fees and expenses.

FIXED INCOME INVESTMENTS.

Temporary Defensive Investments. (All Funds except Burnham Money Market Fund) For temporary and defensive purposes, each Fund except Burnham Dow 30 Focused Fund may invest up to 100% of its total assets in investment grade short-term fixed income securities (including short-term U.S. government securities, money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, commercial paper and floating rate notes) and repurchase agreements. Burnham Dow 30 Focused Fund may invest only 25% of its total assets in temporary defensive investments. Each Fund may also hold significant amounts of its assets in cash, subject to the applicable percentage limitations for short-term securities.

General Characteristics and Risks of Fixed Income Securities. (All Funds) Bonds and other fixed-income securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest,


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and must repay the principal amount at maturity. Some fixed-income securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. Fixed-income securities have varying degrees of quality and varying maturities.

Credit Ratings. In general, the ratings of Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Group (S&P), FitchIBCA and Duff & Phelps Credit Rating Co. (Duff) represent the opinions of these agencies as to the credit quality of the securities which they rate. However, these ratings are relative and subjective and are not absolute standards of quality. In addition, changes in these ratings may significantly lag changes in an issuer's creditworthiness. Changes by recognized agencies in the rating of any fixed-income security or in the ability of the issuer to make payments of interest and principal will also affect the value of the security.

After its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will necessarily require the Adviser, on behalf of a Fund, to sell the securities.

Lower Rated High Yield Fixed Income Securities. (Burnham Fund, Burnham Financial Services Fund, Burnham Small Cap Value Fund) Lower rated high yield fixed income securities are those rated below Baa3 by Moody's, or below BBB- by S&P, FitchIBCA or Duff, or securities which are unrated and determined by the Adviser to be of comparable quality. Lower rated securities are generally referred to as high yield bonds or junk bonds. See Appendix A attached to this Statement of Additional Information for a description of the rating categories. A Fund may invest in eligible unrated securities which, in the opinion of the Adviser, offer comparable risks to those permissible rated securities.

Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The market price and liquidity of lower rated fixed income securities generally respond to short-term economic, corporate and market developments more dramatically than do higher rated securities. These developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its ongoing debt obligations.

Reduced volume and liquidity in the high yield bond market, or the reduced availability of market quotations, will make it more difficult to dispose of the bonds and accurately value a Fund's assets. The reduced availability of reliable, objective pricing data may increase a Fund's reliance on management's judgment in valuing high yield bonds. To the extent that a Fund invests in these securities, the achievement of the Fund's objective will depend more on the Adviser's judgment and analysis than it would otherwise be. In addition, high yield securities in a Fund's portfolio may be susceptible to adverse publicity and investor perceptions, whether or not these perceptions are justified by Fundamental factors. In the past, economic downturns and increases in interest rates have caused a higher incidence of default by the issuers of lower-rated securities and may do so in the future, particularly with respect to highly leveraged issuers.

Credit Risk. Credit risk relates to the ability of an issuer to pay interest and principal as they become due. Generally, lower quality, higher yielding bonds are subject to more credit risk than higher quality, lower yielding bonds. A default by the issuer of, or a downgrade in the credit rating assigned to, a fixed income security in a Fund's portfolio will reduce the value of the security.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting solely from the inverse relationship between the market value of outstanding fixed-income securities and changes in interest rates. An increase in interest rates will generally reduce the market value of fixed-income investments, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities after their acquisition will not affect the cash interest payable on those securities but will be reflected in the valuations of those securities used to compute a Fund's net asset value.

Call (Prepayment) Risk and Extension Risk. Call risk is the risk that an issuer will pay principal on an obligation earlier than scheduled or expected, which would accelerate cash flows from, and shorten the average life and


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                                                                               5


duration of, the security. This typically happens when interest rates have declined, and a Fund will suffer from having to reinvest in lower yielding securities.

Extension risk is the risk that an issuer may pay principal on an obligation slower than expected. This typically happens when interest rates have increased. Slower than expected prepayment will have the effect of extending the average life and duration of the obligation and possibly of a Fund's fixed income portfolio.

Prepayments that are faster or slower than expected may reduce the value of the affected security.

Maturity and Duration. The effective maturity of an individual portfolio security in which a Fund invests is defined as the period remaining until the earliest date when the Fund can recover the principal amount of such security through mandatory redemption or prepayment by the issuer, the exercise by the Fund of a put option, demand feature or tender option granted by the issuer or a third party or the payment of the principal on the stated maturity date. The effective maturity of variable rate securities is calculated by reference to their coupon reset dates. Thus, the effective maturity of a security may be substantially shorter than its final stated maturity.

Duration is a measure of a debt security's price sensitivity taking into account expected cash flows and prepayments under a wide range of interest rate scenarios. In computing the duration of its portfolio, a Fund will have to estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. Each Fund may use various techniques to shorten or lengthen the option-adjusted duration of its fixed income portfolio, including the acquisition of debt obligations at premium or discount, and the use of mortgage swaps and interest rate swaps, caps, floors and collars.

Bank and Corporate Obligations. (All Funds) Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Funds consists of direct obligations of domestic or foreign issuers. Bank obligations in which the Funds may invest include certificates of deposit, bankers' acceptances and fixed time deposits.


Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers' acceptances rank junior to domestic deposit liabilities of the bank and equal to other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.


Repurchase Agreements. (All Funds) The Funds may enter repurchase agreements with approved banks and broker-dealers. In a repurchase agreement, a Fund purchases securities with the understanding that they will be repurchased by the seller at a set price on a set date. This allows a Fund to keep its assets at work but retain overnight flexibility pending longer term investments.

Repurchase agreements involve credit risk. For example, if a seller defaults, a Fund will suffer a loss if the proceeds from the sale of the collateral are lower than the repurchase price. If the seller becomes bankrupt, a Fund may be delayed or incur additional costs to sell the collateral. To minimize risk, collateral must be held with the Funds' custodian and at least equal the market value of the securities subject to the repurchase agreement plus any accrued interest.

U.S. Government Securities. (All Funds) U.S. government securities include: U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises which are supported by the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association


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        (GNMA)),

        the right of the issuer to borrow from the U.S. Treasury (Federal Home Loan Banks),

        the discretionary authority of the U.S. government to purchase certain obligations of the issuer Fannie Mae (Federal National Mortgage Association) and Federal Home Loan Mortgage Corporation (FHLMC)), or

        only the credit of the agency and a perceived "moral obligation" of the U.S. government.

No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises in the future.

U.S. government securities also include Treasury receipts, zero coupon bonds, U.S. Treasury inflation-indexed bonds, deferred interest securities and other stripped U.S. government securities. The interest and principal components of stripped U.S. government securities are traded independently. The most widely recognized trading program for such securities is the Separate Trading of Registered Interest and Principal of Securities Program. U.S. Treasury inflation-indexed obligations provide a measure of protection against inflation by adjusting the principal amount for inflation. The semi-annual interest payments on these obligations are equal to a fixed percentage of the inflation-adjusted principal amount.

Mortgage-Backed Securities. (All Funds except Burnham Dow 30 Focused Fund) Burnham Money Market Fund may invest only in those mortgage-backed securities that meet its credit quality and portfolio maturity requirements.
Mortgage-backed securities represent participation interests in pools of adjustable and fixed rate mortgage loans secured by real property.

Unlike conventional debt obligations, mortgage-backed securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The mortgage loans underlying mortgage-backed securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment scenarios, a Fund may fail to recover the full amount of its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee. Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective than conventional bonds in "locking" in a specified interest rate. In a rising interest rate environment, a declining prepayment rate may extend the average life of many mortgage-backed securities. Extending the average life of a mortgage-backed security reduces its value and increases the risk of depreciation due to future increases in market interest rates.

A Fund's investments in mortgage-backed securities may include conventional mortgage pass through securities and certain classes of multiple class collateralized mortgage obligations ("CMOs"). Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities that provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. CMOs are issued in multiple classes, each having different maturities, interest rates, payment schedules and allocations of principal and interest on the underlying mortgages. Senior CMO classes will typically have priority over residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages. The CMO classes in which a Fund may invest include but are not limited to sequential and parallel pay CMOs, including planned amortization class ("PAC") and target amortization class ("TAC") securities. Sequential pay CMOs apply payments of principal, including any prepayments, to each class of CMO in the order of the final distribution date. Thus, no payment of principal is made on any class until all other classes having an earlier final distribution date have been paid in full. Parallel pay CMOs apply principal payments and prepayments to two or more classes concurrently on a proportionate or disproportionate basis. The simultaneous payments are taken into account in calculating the final distribution date of each class. Each Fund may invest in the most junior classes of CMOs, which involve the most interest rate, prepayment and extension risk.

Different types of mortgage-backed securities are subject to different combinations of prepayment, extension, interest rate and other market risks. Conventional mortgage pass through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. PACs, TACs and other senior classes of sequential and parallel pay CMOs involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed


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securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

Agency Mortgage Securities. (All Funds except Burnham Dow 30 Focused Fund) The Funds may invest in mortgage-backed securities issued or guaranteed by the U.S. government, foreign governments or any of their agencies, instrumentalities or sponsored enterprises. There are several types of agency mortgage securities currently available, including, but not limited to, guaranteed mortgage pass-through certificates and multiple class securities.

Privately-Issued Mortgage-Backed Securities. (All Funds except Burnham Dow 30 Focused Fund and Burnham Money Market Fund) Mortgage-backed securities may also be issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other foreign or domestic non-governmental entities (or represent custodial arrangements administered by such institutions). These private originators and institutions include domestic and foreign savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans.

These mortgage-backed securities are not guaranteed by an entity having the credit standing of a U.S. government agency. In order to receive a high quality rating, they normally are structured with one or more types of "credit enhancement." These credit enhancements fall generally into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. This protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the transaction or through a combination of such approaches.

Asset-Backed Securities. (All Funds except Burnham Dow 30 Focused Fund) Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Fund must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.

Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

A Fund may invest in any type of asset-backed security if the Adviser determines that the security is consistent with the Fund's investment objective and policies. Burnham Money Market Fund may invest only in those asset-backed securities that meet its credit quality and portfolio maturity requirements.


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Floating Rate/Variable Rate Notes. (All Funds) Some notes purchased by a Fund may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals; floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank, or the 91-day U.S. Treasury Bill rate. These obligations may be secured by bank letters of credit or other support arrangements. If a security would not satisfy a Fund's credit quality standards without such a credit support, the entity providing a bank letter or line of credit, guarantee or loan commitment must meet a Fund's credit quality standards.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult for a Fund to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or there are periods during which the Fund is not entitled to exercise its demand rights. Variable and floating rate instruments held by a Fund will be subject to the Fund's limitation on investments in illiquid securities if a reliable trading market for the instruments does not exist and the Fund cannot demand payment of the principal amount of such instruments within seven days.

Structured Securities. (Burnham Fund, Burnham Financial Services Fund, Burnham Small Cap Value Fund) Structured securities include notes, bonds or debentures that provide for the payment of principal of and/or interest in amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the Reference) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed income investments.

Pay-In-Kind, Delayed Payment and Zero Coupon Bonds. (Burnham Fund, Burnham Financial Services Fund, Burnham Small Cap Value Fund) These securities are generally issued at a discount from their face value because cash interest payments are typically postponed until maturity or after a stated period. The amount of the discount rate varies depending on such factors as the time remaining until maturity, prevailing interest rates, the security's liquidity and the issuer's credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. The market prices of pay-in-kind, delayed payment and zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and in cash, and are likely to respond more to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund generally accrues income on securities that are issued at a discount and/or do not make current cash payments of interest for tax and accounting purposes. This income is required to be distributed to shareholders. A Fund's investments in pay-in-kind, delayed payment and zero coupon bonds may require the Fund to sell portfolio securities to generate sufficient cash to satisfy its income distribution requirements.

FOREIGN SECURITIES.

(All Funds except Burnham Dow 30 Focused Fund and Burnham Money Market Fund) Each Fund may invest in the securities of corporate and governmental issuers located in or doing business in a foreign country (foreign issuers). A company is considered to be located in or doing business in a foreign country if it satisfies at least one of the following criteria: (i) the equity securities of the company are traded principally on stock exchanges in one or more foreign countries; (ii) it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; (iii) it maintains 50% or more of its assets in one or more foreign countries; (iv) it is organized under the laws of a foreign country; or (v) its principal executive offices are located in a foreign country.

ADRs, EDRs, IDRs and GDRs. (All Funds except Burnham Dow 30 Focused Fund and Burnham Money Market Fund) American Depository Receipts (ADRs) (sponsored or unsponsored) are receipts typically issued by a U.S. bank, trust company or other entity and evidence ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material


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information in the U.S., so there may not be a correlation between this information and the market value of the unsponsored ADR. European Depository Receipts (EDRs) and International Depository Receipts (IDRs) are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. Global Depository Receipts (GDRs) are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.

Brady Bonds. (Burnham Fund, Burnham Financial Services Fund, Burnham Small Cap Value Fund) Brady bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas P. Brady. Brady bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in the over-the-counter secondary market. Certain Brady bonds may be collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of the bonds, although the collateral is not available to investors until the final maturity of the bonds. Collateral purchases are financed by the International Monetary Fund, the World Bank and the debtor nation's reserves. Although Brady bonds may be collateralized by U.S. government securities, repayment of principal and interest is not guaranteed by the U.S. government. In light of the residual risk of Brady bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady bonds, investments in Brady bonds may be viewed as speculative. Brady bonds acquired by a Fund might be subject to restructuring arrangements or to requests for new credit, which may reduce the value of the Brady bonds held by the Fund.

Sovereign Debt Obligations. (All Funds except Burnham Dow 30 Focused Fund and Burnham Money Market Fund) Investment in sovereign debt obligations involves special risks not present in domestic corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund's net asset value, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging market countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic policies or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Obligations of Supranational Entities. (All Funds except Burnham Dow 30 Focused Fund and Burnham Money Market Fund) Each Fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. Participating governments may not be able or willing to honor their commitments to make capital contributions to a supranational entity.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than securities of U.S. issuers. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

To the extent that a Fund's foreign securities are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned,


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gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions in some foreign markets may not be settled promptly so that a Fund's foreign investments may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities may be purchased on over-the-counter markets or exchanges located in the countries where an issuer's securities are principally traded. Many foreign markets are not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets. Securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although a Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

In certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitations on the removal of assets of a Fund from a country, political or social instability, or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Dividends, interest, and, in some cases, capital gains earned by a Fund on certain foreign securities may be subject to foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

The above risks may be intensified for investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. A Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

RESTRICTED SECURITIES.

(All Funds) A Fund may purchase securities that are not registered (restricted securities) under the Securities Act of 1933 (1933 Act), including commercial paper issued in reliance on Section 4(2) of the 1933 Act, and which are, therefore, restricted as to their resale. However, a Fund will not invest more than 15% of its net assets (10% for Money Market Fund) in illiquid investments. The Trustees may adopt guidelines and delegate to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain oversight as to, and be ultimately responsible for, these determinations. If the Adviser determines, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit (10% for Money Market Fund) in illiquid investments. This investment practice could have the effect of decreasing the level of liquidity in the Fund if sufficient numbers of qualified institutional buyers are not interested in purchasing these restricted securities.

DERIVATIVE INSTRUMENTS.

General. (All Funds except Burnham Money Market Fund) The Funds may, but are not required to, invest in derivative instruments, which are commonly defined as financial instruments whose performance and value are


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derived, at least in part, from another source, such as the performance of an underlying asset, security or index. The Funds' transactions in derivative instruments may include:

        the purchase and writing of options on securities (including index options) and options on foreign currencies;

        the purchase and sale of futures contracts based on financial, interest rate and securities indices, equity securities or fixed income securities; and

        entering into forward contracts, swaps and swap related products, such as equity index, interest rate or currency swaps, and related caps, collars, floors and swaptions.

The success of transactions in derivative instruments depends on the Adviser's judgment as to their potential risks and rewards. Use of these instruments exposes a Fund to additional investment risks and transaction costs. If the Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with these instruments, the Fund's return could be lower than if derivative instruments had not been used. Additional risks inherent in the use of derivative instruments include: adverse movements in the prices of securities or currencies and the possible absence of a liquid secondary market for any particular instrument. A Fund could experience losses if the prices of its derivative positions correlate poorly with those of its other investments. The loss from investing in derivative instruments is potentially unlimited.

Each Fund may invest in derivatives for hedging purposes, to enhance returns, as a substitute for purchasing or selling securities, to maintain liquidity or in anticipation of changes in the composition of its portfolio holdings. The risks and policies of various types of derivative investments in which the Funds may invest are described in greater detail above.

Options on Securities and Securities Indices. (All Funds except Burnham Money Market Fund) A Fund may purchase and write (sell) call and put options on any securities in which it may invest or on any securities index containing securities in which it may invest. These options may be listed on securities exchanges or traded in the over-the-counter market. A Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities written by a Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive a Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

All call and put options written by a Fund are covered. A written call option or put option may be covered by (1) maintaining cash or liquid securities in a segregated account with a value at least equal to a Fund's obligation under the option, (2) entering into an offsetting forward commitment and/or (3) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to the option. These purchases are referred to as "closing purchase transactions."


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Purchasing Options. A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. A Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's portfolio securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

A Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts. (Burnham Fund, Burnham Financial Services Fund, Burnham


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Small Cap Value Fund) To seek to increase total return or hedge against changes in interest rates or securities prices, a Fund may purchase and sell futures contracts, and purchase and write call and put options on these futures contracts. A Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. These futures contracts may be based on various securities (such as U.S. government securities), securities indices and any other financial instruments and indices. All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire. When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

A Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund's portfolio securities. These futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of these futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities, to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.

Options on Futures Contracts. A Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.


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The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that a Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. A Fund may engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that a Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Adviser will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, each Fund expects that, on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that a Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent a Fund from closing out positions and limiting its losses.

Foreign Currency Transactions. (Burnham Fund, Burnham Financial Services Fund, Burnham Small Cap Value Fund) A Fund's foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. A Fund may also enter into forward


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foreign currency exchange contracts to enhance return, to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position, or as a substitute for the purchase or sale of a currency or assets denominated in that currency. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. A Fund may elect to hedge less than all of its foreign currency portfolio positions if deemed appropriate by the Adviser.

If a Fund purchases a forward contract or sells a forward contract for non-hedging purposes, it will segregate cash or liquid securities, of any type or maturity, in a separate account in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal to the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. These transactions also preclude the opportunity for currency gains if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally expected that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

Foreign Currency Options. Each Fund may purchase or sell (write) call and put options on currency. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller of the option is obligated to fulfill the terms of the written option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time before expiration.

A purchased call option on a foreign currency generally rises in value if the underlying currency appreciates in value. A purchased put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, the option will not limit changes in the value of such currency. For example, if a Fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, a Fund might enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, might purchase a foreign currency call option to hedge against a rise in value of the currency. If the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.

Special Risks Associated with Foreign Currency Options. Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively thin, and a Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. A Fund will not purchase or write such options unless and until, in the opinion of the Adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency. Nevertheless, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by most of the same factors that influence foreign exchange rates and investments generally.


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The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment performance of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. currency option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Foreign Currency Futures Transactions. By using foreign currency futures contracts and options on such contracts, the Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. The Fund may sometimes be able to achieve these objectives more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

The sale of a foreign currency futures contract creates an obligation by the Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. The purchase of a currency futures contract creates an obligation by the Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Currency futures contracts are closed out by entering into an offsetting purchase or sale transaction for the same aggregate amount of currency and delivery date. If the sale price of a currency futures contract exceeds the price of the offsetting purchase, the Fund realizes a gain. If the sale price is less than the offsetting purchase price, the Fund realizes a loss. If the purchase price of a currency futures contract is less than the offsetting sale price, the Fund realizes a gain. If the purchase price of a currency futures contract exceeds the offsetting sale price, the Fund realizes a loss.

Special Risks Associated with Foreign Currency Futures Contracts and Related Options. Buyers and sellers of foreign currency futures contracts and related options are subject to the same risks that apply to the use of futures generally. In addition, the risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above.

Swaps, Caps, Floors, Collars and Swaptions. (Burnham Fund, Burnham Financial Services Fund, Burnham Small Cap Value Fund) As one way of managing its exposure to different types of investments, a Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, floors and swaptions. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same notional amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. A swaption is an option to buy or sell a swap position.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated risk management instruments that typically require a small cash investment relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund's performance. Swap agreements are subject to credit risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. A Fund will maintain in a segregated account cash or liquid securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlements with respect to swap, cap, collar, floor or swaption transactions.

Forward Commitments, When-Issued Securities and Delayed Delivery Transactions. (All Funds) The Funds may purchase or sell securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a set price at a set date beyond customary settlement time. A Fund will engage in when-issued purchases of securities in order to obtain what is considered to be an advantageous price and yield at the time of purchase. Securities purchased or sold on a when-issued, delayed delivery or forward commitment basis involve a risk of loss if the security to be purchased declines in value, or a security to be sold increases in value, before the settlement date. The failure of the issuer or other party to consummate the transaction may result in a Fund's losing the opportunity to obtain an advantageous price. Although a Fund usually intends to acquire the underlying securities, the Fund may dispose of such securities before settlement. For purposes of determining a Fund's average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

When a Fund purchases securities on a when-issued, delayed delivery or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities of any type or maturity, having a value (determined daily) at least equal to the amount of the Fund's purchase commitments.

Dow Jones Index Equivalent Securities. (Burnham Dow 30 Focused Fund) The Fund may invest in the securities of the thirty companies which comprise the Dow Jones Industrial Average (DJIA). In addition to the securities of the DJIA, the Fund may also invest in securities which are considered "equivalents" of investing in DJIA securities. Equity equivalents may be used for several purposes: to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transactions costs or to seek higher investment returns where an equity equivalent is priced more attractively then securities in the DJIA. These equity equivalents include options, warrants, futures and other derivative instruments based on the DJIA. Another equity equivalent of the DJIA is DIAMONDS, which represent interests in a unit investment trust investing in DJIA stocks. For a more detailed discussion of DIAMONDS and a history of the DJIA, see Appendix B.

OTHER INVESTMENT PRACTICES AND RISKS.

Lending Portfolio Securities. The Funds may lend their portfolio securities. These loans are secured by the delivery to a Fund of cash collateral, which may be invested in short-term debt securities and money market funds. The Funds may make loans only to broker-dealers who are members of the New York Stock Exchange
(NYSE), or who have net capital of at least $10,000,000. Such loans will not be made against less than 100% cash collateral maintained at 100% of the market value (marked-to-market daily) of the loaned securities. Loans will be made only if a Fund can terminate the loan at any time.

When a Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, a Fund may incur a loss or, in the event of a borrower's bankruptcy, may be delayed in, or prevented from, liquidating the collateral.

Reverse Repurchase Agreements. (Burnham Fund, Burnham Financial Services Fund, Burnham Small Cap Value Fund) The Funds may enter reverse repurchase agreements whereby a Fund sells portfolio assets with an agreement to repurchase the assets at a later date at a set price. A Fund continues to receive principal and interest payments on these securities. The Funds will maintain a segregated custodial account consisting of cash or liquid securities of any type or maturity, having a value at least equal to the repurchase price, plus accrued interest.

Reverse repurchase agreements involve the risk that the value of the securities sold by a Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements are borrowings by a Fund and are subject to its investment restrictions on borrowing.

Risks of Non-Diversification. Burnham Dow 30 Focused Fund and Burnham Small Cap Value Fund are classified as "non-diversified" under the 1940 Act. Non-diversification means that the proportion of a Fund's assets that may be invested in the securities of a single issuer is not limited by the Act. Since they may invest a larger proportion of their assets in a single issuer, an investment in these Funds may be subject to greater fluctuations in value than an investment in a diversified fund.

Short-Term Trading and Portfolio Turnover. (All Funds except Burnham Dow 30 Focused Fund) Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. A Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or enhance income. Short-term trading may have the effect of increasing a Fund's portfolio turnover rate. A high rate of portfolio turnover (100% or more) involves correspondingly higher brokerage costs that must be borne directly by the Fund and thus indirectly by the shareholders, reducing the shareholder's return. Short-term trading may also increase the amount of taxable gains that must be distributed to shareholders.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS.

The following investment restrictions are considered fundamental, which means they may be changed only with the approval of the holders of a majority of a Fund's outstanding voting securities, defined in the 1940 Act as the lesser of:
(1) 67% or more of that Fund's voting securities present at a meeting if the holders of more than 50% of that Fund's outstanding voting securities are present or represented by proxy, or (2) more than 50% of that Fund's outstanding voting securities.

1. A Fund may not borrow money or issue senior securities, except to the extent permitted by the 1940 Act.

2. A Fund may not make loans to other persons, except loans of securities not exceeding one-third of the Fund's total assets, investments in debt obligations and transactions in repurchase agreements.

3. A Fund may not purchase, sell or invest in real estate, but, subject to its other investment policies and restrictions may invest in securities of companies that deal in real estate or are engaged in the real estate business. These companies include real estate investment trusts and securities secured by real estate or interests in real estate. A Fund may hold and sell real estate acquired through default, liquidation or other distribution of an interest in real estate as a result of the Fund's ownership of securities.

4. A Fund may not invest in commodities or commodity futures contracts, except for transactions in financial derivative contracts, such as forward currency contracts; financial futures contracts and options on financial futures contracts; options on securities, currencies and financial indices; and swaps, caps, floors, collars and swaptions.

5. A Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed an underwriter under the 1933 Act when selling portfolio securities.

6. Each Fund, except Burnham Small Cap Value Fund and Burnham Dow 30 Focused Fund, with respect to 75% of its total assets, may not invest more than 5% of its total assets in the securities of any single issuer, or own more than 10% of the outstanding voting securities of any one issuer, in each case other than (1) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or (2) securities of other investment companies.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS.

The following restrictions may be modified by the Trustees without shareholder approval.

1. A Fund (other than Burnham Money Market Fund) may not invest more than 15% of its net assets in illiquid securities. Burnham Money Market Fund may not invest more than 10% of its net assets in illiquid securities. A security is illiquid if it cannot be disposed of in 7 days at a price approximately equal to the price at which the Fund is valuing the security.

2. A Fund may not invest in other open-end investment companies except to the extent allowed in the 1940 Act.

3. A Fund may not invest in a company for the purpose of exercising control or management of the company.

4. A Fund may not write or purchase options in excess of 4% of the value of the Fund's total net assets.

5.      A Fund may not engage in short sales.

Except with respect to 300% asset coverage for borrowing, whenever any investment restriction states a maximum percentage of a Fund's assets that may be invested in any security, such percentage limitation will be applied only at the time the Fund acquires such security and will not be violated by subsequent increases in value relative to other assets held by the Fund.

                            SERVICES FOR SHAREHOLDERS

SHAREHOLDER ACCOUNTS.

When an investor initially purchases shares, an account will be opened on the books of the Trust by the transfer agent. The investor appoints the transfer agent as agent to receive all dividends and distributions and to automatically reinvest them in additional shares of the same class of shares. Distributions or dividends are reinvested at a price equal to the net asset value of these shares as of the ex-dividend date.

Shareholders who do not want automatic dividend and distribution reinvestment may notify the transfer agent and, ten business days after receipt of such notice, all dividends and distributions will be paid by check.

                        PURCHASE AND REDEMPTION OF SHARES

PURCHASE OF SHARES.

Shares of Burnham Dow 30 Focused Fund and Burnham Money Market Fund are offered in one class only, with no sales charge. Burnham Fund, Burnham Financial Services Fund and Burnham Small Cap Value Fund offer Class A and Class B shares. The Trustees and officers reserve the right to change or waive a Fund's minimum investment requirements and to reject any order to purchase shares (including purchases by exchange) when in their judgment the rejection is in the Fund's best interest.

FOR BURNHAM FUND, BURNHAM FINANCIAL SERVICES FUND AND BURNHAM SMALL CAP VALUE FUND ONLY:

INITIAL SALES CHARGES ON CLASS A SHARES.

Shares are offered at a price equal to their net asset value plus a sales charge which is imposed at the time of purchase. The sales charges applicable to purchases of shares of Class A shares of each Fund are described in the prospectus. Up to 100% of the sales charge may be re-allowed to dealers who achieve certain levels of sales or who have rendered coordinated sales support efforts. These dealers may be deemed underwriters. Other dealers will receive the following compensation:

-------------------------------------------------------------------
Amount Invested                         Dealer Concession as a %
                                          of Offering Price of
                                           Shares Purchased
-------------------------------------------------------------------
Less than $50,000                                4.50%
-------------------------------------------------------------------
$50,000 but less than $100,000                   4.00%
-------------------------------------------------------------------
$100,000 but less than $250,000                  3.50%
-------------------------------------------------------------------
$250,000 but less than $500,000                  2.75%
-------------------------------------------------------------------
$500,000 but less than $1,000,000                1.75%
-------------------------------------------------------------------
$1,000,000 or more                             See below.
-------------------------------------------------------------------


OBTAINING A REDUCED SALES CHARGE FOR CLASS A SHARES.

Methods of obtaining a reduced sales charge referred to in the prospectus are described in more detail below.

Purchases of Class A Shares of $1 Million or More. On purchases by a single purchaser aggregating $1 million or more, the investor will not pay an initial sales charge. The Distributor may pay a commission to broker-dealers who initiate and are responsible for such purchases as follows:

       1% on amounts between $1 million and $2 million

       0.80% on the next $1 million

       0.40% on the excess over $3 million

A CDSC will be imposed on the proceeds of the redemptions of these shares if they are redeemed within 24 months of the end of the calendar month of their purchase. The CDSC will be equal to

       1% if the redemption occurs within the first 12 months and

       0.50% if the redemption occurs within the next 12 months.

The CDSC will be based on the NAV at the time of purchase or sale, whichever is lower.

No sales charge will be imposed on increases in net asset value, dividends or capital gain distributions, or reinvestment of distributions in additional Class A shares. In determining whether the sales charge is payable, the first Class A shares redeemed will be those, if any, on which a sales charge was paid at the time of purchase, and the remaining Class A shares will be redeemed in the order in which they were purchased. Class B shares will not be sold to investors who qualify to purchase Class A shares at net asset value.

Rights of Accumulation (Class A Shares). If you already hold Class A shares, you may qualify for a reduced sales charge on your purchase of additional Class A shares. If the value of the Class A shares you currently hold plus the amount you wish to purchase is $50,000 or more, the sales charge on the Class A shares being purchased will be at the rate applicable to the total aggregate amount. The Distributor's policy is to give investors the lowest commission rate possible under the sales charge structure. However, to take full advantage of rights of accumulation, at the time of placing a purchase order, the investor or his dealer must request the discount and give the Distributor sufficient information to determine and confirm whether the purchase qualifies for the discount. Rights of accumulation may be amended or terminated at any time as to all purchases occurring thereafter.

Letter of Intent (Class A Shares). If you intend to purchase Class A shares valued at $50,000 or more during a 13-month period, you may make the purchases under a Letter of Intent so that the initial Class A shares you purchase qualify for the reduced sales charge applicable to the aggregate amount of your projected purchase. Your initial purchase must be at least 5% of the intended purchase. Purchases made within 90 days before the signing of the Letter of Intent may be included in such total amount and will be valued on the date of the Letter of Intent. The Letter of Intent will not impose a binding obligation to buy or sell shares on either the purchaser or the Fund.

During the period of the Letter of Intent, the transfer agent will hold shares representing 3% of the intended purchase in escrow to provide payment of additional sales charges that may have to be paid if the total amount purchased under the Letter of Intent is reduced. These shares will be released upon completion of the intended investment. If the total Class A shares covered by the Letter of Intent are not purchased, a price adjustment is made, depending upon the actual amount invested within the period covered by the Letter of Intent, by a redemption of sufficient shares held in escrow for the account of the investor. A Letter of Intent can be amended: (a) during the 13-month period if the purchaser files an amended Letter of Intent with the same expiration date as the original; and (b) automatically after the end of the period, if the total purchases of Class A shares credited to the Letter of Intent qualify for an additional reduction in the sales charge. For more information concerning the Letter of Intent, see the application form or contact the Distributor.

CLASS B SHARE PURCHASES.

Purchases of Class B shares will be processed at net asset value next determined after receipt of your purchase order for less than $250,000. Class B shares are not subject to an initial sales charge but may be subject to a CDSC upon redemption.

If Class B shares of a Fund are redeemed within six years after the end of the calendar month in which a purchase order was accepted, a CDSC will be charged by calculating the appropriate percentage on the NAV at the time of purchase or sale, whichever is lower. The CDSC will be deducted from the redemption proceeds otherwise payable to the shareholder and retained by the Distributor.

---------------------------------------------------
Purchase-to-sale period                    CDSC
---------------------------------------------------
Up to one year                             5.00%
---------------------------------------------------
One year but less than two years           4.00%
---------------------------------------------------
Two years but less than four years         3.00%
---------------------------------------------------
Four years but less than five years        2.00%
---------------------------------------------------
Five years but less than six years         1.00%
---------------------------------------------------
Six years or more                          None
---------------------------------------------------


Conversion of Class B Shares. Class B shares will automatically convert to Class A shares of a Fund eight years after the calendar month in which the purchase order for Class B shares was accepted, on the basis of the relative net asset values of the two classes and subject to the following terms. Class B shares acquired through the reinvestment of dividends and distributions ("reinvested Class B shares") will be converted to Class A shares on a pro-rata basis only when Class B shares not acquired through reinvestment of dividends or distributions ("purchased Class B shares") are converted. The portion of reinvested Class B shares to be converted will be determined by the ratio that the purchased Class B shares eligible for conversion bear to the total amount of the purchased Class shares in the shareholder's account. For the purposes of calculating the holding period, reinvested Class B shares will be deemed to have been issued on the date on which the issuance of Class B shares occurred.

This conversion to Class A shares will relieve Class B shares that have been outstanding for at least eight years (a period of time sufficient for the Distributor to have been compensated for distribution expenses related to such Class B shares) from the higher ongoing distribution fee paid by Class B shares.

Conversion of Class B shares to Class A shares is contingent on a determination that such conversion does not constitute a taxable event for the shareholder under the Internal Revenue Code. If such determination is no longer available, conversion of Class B shares to Class A shares would have to be suspended, and Class B shares would continue to be subject to the Class B distribution fee until redeemed.

EXEMPTIONS FROM CDSC.

No CDSC will be imposed on Class A or Class B shares in the following instances:

        (a) redemptions of shares or amounts representing increases in the value of an account above the net cost of the investment due to increases in the net asset value per share;

        (b) redemptions of shares acquired through reinvestment of income, dividends or capital gains distributions;

        (c) redemptions of Class A shares purchased in the amount of $1 million or more and held for more than 24 months or Class B shares held for more than six years from the end of the calendar month in which the shares were purchased.

The CDSC will not apply to purchases of Class A shares at net asset value described under "Waivers of Sales Charge" in the prospectus and will be waived for redemptions of Class A and Class B shares in connection with:

        distributions to participants or beneficiaries of plans qualified under
        Section 401(a) of the Code or from custodial accounts under Code Section 403(b)(7), individual retirement accounts under Code Section

        408(a), deferred compensation plans under Code Section 457 and other employee benefit plans ("plans"),

        withdrawals under an automatic withdrawal plan where the annual withdrawal does not exceed 10% of the opening value of the account (only for Class B shares); and

        redemptions following the death or disability of a shareholder.

In determining whether the CDSC on Class A or Class B shares is payable, it is assumed that shares not subject to a CDSC are redeemed first and that other shares are then redeemed in the order purchased. A shareholder will be credited with any CDSC paid in connection with the redemption of any Class A or Class B shares if, within 120 days after such redemption, the proceeds are invested in the same class of shares of the Fund.

REDEMPTION OF SHARES.

Investors in the Funds may redeem shares on any day the Funds are open for business--normally when the NYSE is open--using the proper procedures described below. See "Net Asset Value" for a list of the days on which the NYSE will be closed.

        1. Through The Distributor or Other Participating Dealers. If your account has been established by the Distributor or a participating dealer, contact the Distributor or your account executive at a participating dealer to assist you with your redemption. Requests received by your dealer before the close of the NYSE and transmitted to the transfer agent by its close of business that day will receive that day's net asset value per share.


        2. Regular Redemption Through Transfer Agent. Redemption requests may be sent by mail to the transfer agent will receive the net asset value of the shares being redeemed which is next determined after the request is received in "good form." "Good form" means that the request is signed in the name in which the account is registered and the signature is guaranteed by an eligible guarantor. Eligible guarantors include member firms of a national securities exchange, certain banks and savings associations and, credit unions, as defined by the Federal Deposit Insurance Act. You should verify with the transfer agent that the institution is an acceptable (eligible) guarantor before signing. The transfer agent reserves the right to request additional confirmation from guarantor institutions, on a case by case basis, to establish eligibility. A GUARANTEE FROM A NOTARY PUBLIC IS NOT ACCEPTABLE. Once you have a signature guarantee on file with the Fund, redemption requests for $25,000 or less (whether written or telephonic) which are payable to the registered owner to the legal address of record, do not require an additional signature guarantee at the time of redemption.


Redemption requests by a corporation, trust fiduciary, executor or administrator (if the name and title of the individual(s) authorizing such redemption is not shown in the account registration) must be accompanied by a copy of the corporate resolution or other legal documentation appointing the authorized individual, signed and certified within the prior 60 days. You may obtain from the Distributor, the Fund or the transfer agent, forms of resolutions and other documentation which have been prepared in advance to help you comply with the Funds' procedures.

The Distributor does not charge for its services in connection with the redemption of Fund shares, but upon prior notice may charge for such services in the future. Other securities firms may charge their clients a fee for their services in effecting redemptions of shares of the Funds.

Terms of Redemptions. The amount of your redemption proceeds will be based on the net asset value per share next computed after the Distributor, the Funds or the Transfer Agent receives the redemption request in proper form. Payment for your redemption normally will be mailed to you, except as provided below. Your redemption proceeds, reduced by any applicable CDSC, will normally be mailed or wired the day after your redemption is processed. If you have purchased shares by check, the payment of your redemption proceeds may be delayed until the purchase check has cleared, which may take fifteen or more days. This potential delay can be avoided by purchasing shares with federal funds or a certified check.

Beneficial owners of shares held of record in the name of the Distributor or a participating dealer may redeem their shares only through that firm. The right of redemption may be suspended or the date of payment postponed under certain emergency or extraordinary situations, such as suspension of trading on the NYSE, or when trading in the markets a Fund normally uses is restricted or an emergency exists, as determined by the Securities and Exchange Commission (the "Commission"), so that disposal of a Fund's assets or determination of its net asset value is not reasonably practicable, or for such other periods as the Commission by order may permit.

Each Fund reserves the right to redeem your account if its value is less than $1,000 due to redemptions. The affected Fund will give the shareholder 30 days' notice to increase the account value to at least $1,000. Redemption proceeds will be mailed in accordance with the procedures described above.

Redemptions in Kind. Although the Funds would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. The Funds will value securities distributed in an in kind redemption at the same value as is used in determining NAV.

REINSTATEMENT PRIVILEGE (CLASS A SHARES).

A shareholder of Class A shares who has redeemed such shares and has not previously exercised the reinstatement privilege may reinvest any portion or all the redemption proceeds in Class A shares at net asset value, provided that such reinstatement occurs within 120 calendar days after such redemption and the account meets the minimum account size requirement. This privilege may be modified or terminated at any time by the Funds.


In order to use this privilege, the shareholder must clearly indicate by written request to the applicable Fund that the purchase represents a reinvestment of proceeds from previously redeemed Class A shares. If a shareholder realizes a gain on redemption of shares, this gain is taxable for federal income tax purposes even if all of such proceeds are reinvested. If a shareholder incurs a loss on a redemption and reinvests the proceeds in the same Fund, part or all of such loss may not be deductible for such tax purposes.


THE REINSTATEMENT PRIVILEGE MAY BE USED BY EACH SHAREHOLDER ONLY ONCE, REGARDLESS OF THE NUMBER OF SHARES REDEEMED OR REPURCHASED. However, the privilege may be used without limit in connection with transactions for the sole purpose of transferring a shareholder's interest in a Fund to his or her Individual Retirement Account or other tax-qualified retirement plan account.

                                 NET ASSET VALUE

Each Fund determines its net asset value per share (NAV) each business day at the close of regular trading (typically 4:00 p.m. eastern time) on the New York Stock Exchange (NYSE) by dividing the Fund's net assets by the number of its shares outstanding. If the NYSE closes early, the Funds accelerate the determination of NAV to the closing time. For purposes of calculating the NAV of Fund shares, the Funds use the following procedures.


The Funds generally value equity securities traded on a national exchange or the Nasdaq Stock Market at their last sale price on the day of valuation. The Funds generally value equity securities for which no sales are reported on a valuation day, and securities traded over-the-counter, at the last available bid price.

The Funds value debt securities on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally use electronic data processing techniques (matrix pricing) to value normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

The Funds value short-term debt instruments that have a remaining maturity of 60 days or less at the time of purchase at amortized cost, which approximates market value.

If market quotations are not readily available or if in the opinion of the Adviser any quotation or market price is not representative of true market value, the Funds may determine the fair value of any security in good faith in accordance with procedures approved by the Trustees.

Burnham Money Market Fund generally uses the amortized cost valuation method of valuing portfolio securities. Under the amortized cost method, assets are valued by constantly amortizing over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the Fund. The Trustees will from time to time review the extent of any deviation between the amortized cost value of the Fund's portfolio and the portfolio's net asset value as determined on the basis of available market quotations. If any deviation occurs that may result in unfairness either to new investors or existing shareholders, the Trustees will take such actions, if any, as they deem appropriate to eliminate or reduce this unfairness to the extent reasonably practicable. These actions may include selling portfolio securities before maturity to realize gains or losses or to shorten the Fund's average portfolio maturity, withholding dividends, splitting, combining or otherwise recapitalizing outstanding shares or using available market quotations to determine net asset value per share.


The Funds value foreign securities, if any, on the basis of quotations from the primary market in which they are traded. The Funds' custodian translates assets or liabilities expressed in foreign currencies into U.S. dollars based on London currency quotations as of 5:00 p.m., London time (12:00 noon, New York time) on the date of determining a Fund's NAV. If quotations are not readily available, or the value of foreign securities has been materially affected by events occurring after the closing of a foreign market, the Funds may value their assets by a method that the Trustees believe accurately reflects fair value.


On any day an international market is closed and the NYSE is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which a Fund's NAV is not calculated. Consequently, a Fund's portfolio securities may trade and the NAV of that Fund's shares may be significantly affected on days when a shareholder has no access to that Fund.

The NYSE is closed on the following holidays:

New Year's Day                      Good Friday                Labor Day
Martin Luther King, Jr. Day         Memorial Day               Thanksgiving Day
Presidents  Day                     Independence Day           Christmas Day

                                      TAXES

Each series of the Trust, including each Fund, is treated as a separate entity under the Code. Each Fund has qualified and elected or intends to qualify and elect to be treated as a "regulated investment company" under Subchapter M of the Code and intends to continue to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, each Fund will not be subject to federal income tax on its investment company taxable income (i.e., all taxable income, after reduction by deductible expenses, other than its "net capital gain," which is the excess, if any, of its net long-term capital gain over its net short-term capital loss) and net capital gain which are distributed to shareholders in accordance with the timing and other requirements of the Code.

Each Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each Fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements. Certain distributions made in order to satisfy the Code's distribution requirements may be declared by the Funds during October, November or December of the year but paid during the following January. Such distributions should be treated by shareholders under the Code as if received on December 31 of the year the distributions are declared, rather than the year in which the distributions are received.

Each Fund will not distribute net capital gains realized in any year to the extent that a capital loss is carried forward from prior years against such gain. For federal income tax purposes, a Fund is permitted to carry forward a net capital loss in any year to offset its own net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to a Fund and, as noted above, would not be distributed to shareholders.

A Fund's investment in debt obligations that are at risk of or in default presents special tax issues for the applicable Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, in the event that it holds such obligations, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company or becoming subject to federal income or excise tax.

If a Fund invests in zero coupon securities, certain increasing rate or deferred interest securities, pay-in-kind ("PIK") securities or, in general, other securities with original issue discount (or with market discount if a Fund elects to include market discount in income currently), the Fund must accrue income on such investments before the receipt of the corresponding cash payments. However, a Fund must distribute, at least annually, all or substantially all of its net income, including such income, to shareholders to qualify as a regulated investment company under the Code and avoid federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to allow satisfaction of the distribution requirements.

Limitations imposed by the Code on regulated investment companies like the Funds may restrict a Fund's ability to enter into futures, options or currency forward transactions. Certain options, futures or currency forward transactions undertaken by a Fund may cause the Fund to recognize gains or losses from marking to market even though the Fund's positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of certain options, futures or forward contracts relating to foreign currency, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, a Fund may be required to recognize gain if an option, future, forward contract, swap or other transaction that is not subject to the mark to market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any net mark to market gains and/or gains from constructive sales may also have to be distributed by a Fund to satisfy the distribution requirements referred to above even though no corresponding cash amounts may concurrently be received, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Also, certain losses on transactions involving options, futures or forward contracts and/or offsetting or successor positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gain. Certain of the applicable tax rules may be modified if a Fund is eligible and chooses to make one or more of certain tax elections that may be available. These transactions may therefore affect the amount, timing and character of a Fund's distributions to shareholders. Each Fund that is permitted to engage in these derivative transactions will take into account the special tax rules applicable to options, futures, forward contracts and constructive sales in order to minimize any potential adverse tax consequences.

The federal income tax rules applicable to certain structured or hybrid securities, currency swaps or interest rate swaps, caps, floors, collars and swaptions are unclear in certain respects. The Funds will account for these instruments in a manner that is intended to allow the Funds to continue to qualify as regulated investment companies. Due to possible unfavorable consequences under present tax law, each Fund does not currently intend to acquire "residual" interests in real estate mortgage investment conduits ("REMICs"), although the Funds may acquire "regular" interests in REMICs.

In some countries, restrictions on repatriation may make it difficult or impossible for a Fund to obtain cash corresponding to its earnings from such countries, which may cause a Fund to have difficulty obtaining cash necessary to satisfy tax distribution requirements.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions, if any, involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code. Section 988 generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of Fund distributions to shareholders. In some cases, elections may be available that would alter this treatment. Any such transactions that are not directly related to a Fund's investment in stock or securities, possibly including speculative currency positions or currency derivatives not used for hedging purposes, could under future Treasury regulations produce income not among the types of "qualifying income" from which each Fund must derive at least 90% of its gross income for its taxable year.

Each Fund other than Burnham Dow 30 Focused Fund and Burnham Money Market Fund may be subject to withholding and other taxes imposed by foreign countries with respect to investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Investors in a Fund would be entitled to claim U.S. foreign tax credits or deductions with respect to such taxes, subject to certain holding period requirements and other provisions and limitations contained in the Code, only if more than 50% of the value of the applicable Fund's total assets at the close of the taxable year were to consist of stock or securities of foreign corporations and the Fund were to file an election with the Internal Revenue Service. Because the investments of the Funds are such that each Fund expects that it generally will not meet this 50% requirement, shareholders of each Fund generally will not directly take into account the foreign taxes, if any, paid by that Fund and will not be entitled to any related tax deductions or credits. Such taxes will reduce the amounts these Funds would otherwise have available to distribute.

If a Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to federal income tax and additional interest charges on "excess distributions" actually or constructively received from such companies or gain from the actual or deemed sale of stock in such companies, even if all income or gain actually realized is timely distributed to its shareholders. They would not be able to pass through to their shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Funds to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Funds (other than Burnham Money Market Fund, which is not permitted to acquire stock) may limit and/or manage stock holdings, if any, in passive foreign investment companies to minimize each Fund's tax liability or maximize its return from these investments.

Distributions from a Fund's current or accumulated earnings and profits ("E&P"), as computed for federal income tax purposes, will be treated under the Code as ordinary income (if they are from the Fund's investment company taxable income) or long-term capital gain (if they are from the Fund's net capital gain and are designated by the Fund as "capital gain dividends") whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in Fund shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders that receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

For purposes of the dividends received reduction available to corporations, dividends received by a Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. federal income tax purposes, for at least a minimum holding period, generally 46 days, extending before and after each dividend and distributed and designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the minimum holding period requirements referred to above with respect to their shares of the applicable Fund in order to qualify for the deduction and, if they borrow to acquire or otherwise incur debt attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability.

Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its Fund shares may be reduced, for federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, and, to the extent such basis would be reduced below zero, current recognition of income would be required.

At the time of an investor's purchase of Fund shares (other than shares of Burnham Money Market Fund), a portion of the purchase price may be attributable to undistributed net investment income and/or realized or unrealized appreciation in the Fund's portfolio. Consequently, subsequent distributions by a Fund on such shares from such income and/or appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions economically represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of a Fund in a transaction that is treated as a sale for tax purposes, a shareholder may realize a taxable gain or loss, depending upon the difference between the redemption proceeds and the shareholder's tax basis in his shares. Generally, no gain or loss should result upon a redemption of shares of Burnham Money Market Fund, provided that it maintains a constant net asset value per share. With respect to the other Funds, such gain or loss will generally be treated as capital gain or loss if the shares are capital assets in the shareholder's hands.

In addition, if Class A shares redeemed or exchanged have been held for less than 91 days, (1) in the case of a reinvestment in a Fund at net asset value pursuant to the reinvestment privilege, the sales charge paid on such shares is not included in their tax basis under the Code and (2) in the case of an exchange, all or a portion of the sales charge paid on such shares is not included in their tax basis under the Code, to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange.


Any loss realized on a redemption may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the same Fund or a substantially identical investment within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Withdrawals under the automatic withdrawal plan involve redemptions of shares, which are subject to the tax rules described above. Additionally, reinvesting pursuant to the reinvestment privilege does not eliminate the possible recognition of gain or loss upon the initial redemption of Fund shares but may require application of some of these tax rules, e.g., the wash sale rule.


Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) investments in certain U.S. government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their tax advisers regarding the applicable requirements in their particular states, as well as the federal, and any other state or local, tax consequences of ownership of shares of, and receipt of distributions from, a Fund in their particular circumstances.

Individuals and certain other classes of shareholders may be subject to 31% backup withholding of federal income tax on dividends, capital gain distributions, and, except in the case of Burnham Money Market Fund, the proceeds of redemptions (including exchanges) or repurchases of shares, if they fail to furnish the Funds with their correct taxpayer identification number and certain certifications or if they are otherwise subject to backup withholding.


Non-U.S. investors not engaged in a U.S. trade or business with which their investment in a Fund is effectively connected will be subject to U.S. federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, Form W-8BEN or other withholding certificate is on file, to 31% backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Funds.

The Funds may be subject to state or local taxes in any jurisdiction where the Funds may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and an investment in the Fund may have tax consequences for shareholders different from those of a direct investment in the Fund's portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

                       TRUSTEES AND OFFICERS OF THE TRUST

TRUSTEES AND OFFICERS.

The direction and supervision of the Trust is the responsibility of the Board of Trustees, which has been elected by the shareholders of the Trust. The Board establishes each Fund's policies and oversees and reviews the management of each Fund. The Board meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Funds. The Board also reviews the various services provided by the Adviser, the subadvisers and the Administrator to ensure that each Fund's general investment policies and programs are being carried out and administrative services are being provided to the Funds in a satisfactory manner. The Trustees and officers of the Trust and their principal occupations during the past five years are:

---------------------------------------------------------------------------------------------
                                    POSITION(S)               PRINCIPAL OCCUPATION
      NAME, ADDRESS AND AGE        WITH THE TRUST            DURING THE PAST 5 YEARS
---------------------------------------------------------------------------------------------
I.W. BURNHAM, II* (90)             Chairman and    Honorary Chairman of the Board of Burnham
1325 Avenue of the Americas New    Trustee         Asset Management Corporation and Burnham
York, New York                                     Securities Inc.
---------------------------------------------------------------------------------------------
JON M. BURNHAM* (63)               President,      Chairman, Chief Executive Officer and
1325 Avenue of the Americas New    Chief           Director of Burnham Asset Management
York, New York                     Executive       Corporation and Burnham Securities Inc.
                                   Officer and     Son of I.W.  Burnham, II
                                   Trustee
---------------------------------------------------------------------------------------------
CLAIRE B. BENENSON (80)            Trustee         Consultant on Financial Conferences;
870 United Nations Plaza                           Trustee of Zweig Series Trust.  Trustee of
New York, New York                                 Euclid Market Neutral Fund.  Former
                                                   Trustee of Simms Global Fund
                                                   and former Director of
                                                   Financial Conferences and
                                                   Chairman, Department of
                                                   Business and Financial
                                                   Affairs, The New School for
                                                   Social Research.
---------------------------------------------------------------------------------------------
LAWRENCE N. BRANDT (71)            Trustee         Director and President of Lawrence N.
2510 Rockcreek Drive, N.W.                         Brandt, Inc. (Real Estate Development).
Washington, D.C.
---------------------------------------------------------------------------------------------
ALVIN P. GUTMAN (81)               Trustee         Chairman of the Board of Pressman-Gutman
8350 Fisher Rd.                                    Co., Inc. (textile converters).
Elkins Park, Pennsylvania
---------------------------------------------------------------------------------------------
WILLIAM W. KARATZ (72)             Trustee         Senior counsel to, and formerly a partner
700 Park Avenue                                    in, the law firm of Winthrop, Stimson,
New York, New York                                 Putnam & Roberts
---------------------------------------------------------------------------------------------
JOHN C. MCDONALD (63)              Trustee         President of MBX Inc.
49-035 Calle Flora                                 (telecommunications).
La Quinta, CA
---------------------------------------------------------------------------------------------
DONALD B.  ROMANS (67)             Trustee         President of Romans and Company (Private
233 East Wacker Drive                              Investors and Financial Consultants);
Chicago, Illinois                                  Chairman of Merlin Corp. Trustee of Zweig
                                                   Series Trust. Trustee of Euclid Market
                                                   Neutral Fund.
---------------------------------------------------------------------------------------------
ROBERT F.  SHAPIRO (64)            Trustee         Vice Chairman and Partner of Klingenstein,
787 Seventh Avenue                                 Fields & Co., Inc. President of RFS &
New York, New York                                 Associates, Inc. (investment and
                                                   consulting firm). Former Chairman, New
                                                   Street Capital Corp.
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
ROBERT M. SHAVICK (72)             Trustee         Legal Consultant; Member, Panel of
601 Bayport Way                                    Arbitrators, American Arbitration
Longboat Key, Florida                              Association, New York Stock Exchange,
                                                   American Stock Exchange and
                                                   National Association of
                                                   Securities Dealers, Inc.
                                                   Former Director of Florida
                                                   Business Journal, Public
                                                   Trustee-Pension Funds for
                                                   employees of the Town of
                                                   Longboat Key, Florida;
                                                   Hearing Officer, Sarasota
                                                   Manatee Airport Authority;
                                                   and Mediator, Circuit and
                                                   County Courts, Florida.
---------------------------------------------------------------------------------------------
DAVID H. SOLMS (93)                Trustee         Retired.  Former consultant to GMAC
Coventry House 7301 Coventry                       Mortgage Corporation, and former President
Avenue                                             of the Investment Adviser to GMAC Mortgage
Melrose Park, Pennsylvania.                        and Realty Trust.
---------------------------------------------------------------------------------------------
ROBERT S. WEINBERG (71)            Trustee         President of R.S. Weinberg & Associates
265 North Union Boulevard                          (management consultants) and former
St. Louis, Missouri                                Professor of Marketing Management, John
                                                   M.  Olin School of Business, Washington
                                                   University, St. Louis, Mo.
---------------------------------------------------------------------------------------------
ROBERT J. WILBUR (75)              Trustee         Former Vice President and General Manager
5141 S.E. Brandywine Way                           of the Nassau Branch of Morgan Guaranty
Stuart, Florida                                    Trust Company.
---------------------------------------------------------------------------------------------
MICHAEL E. BARNA (38)              Executive       Executive Vice President and Assistant
1325 Avenue of the Americas        Vice            Secretary of Burnham Asset Management
New York, New York.                President,      Corporation.
                                   Chief
                                   Financial
                                   Officer,
                                   Treasurer and
                                   Secretary
---------------------------------------------------------------------------------------------
RONALD M. GEFFEN (47)              Vice            Managing Director of Burnham Asset
1325 Avenue of the Americas        President       Management Corporation and Burnham
New York, New York                                 Securities Inc.
---------------------------------------------------------------------------------------------
DEBRA B. HYMAN (38)                Executive       Vice President of Burnham Asset Management
1325 Avenue of the Americas        Vice President  Corporation and Burnham Securities Inc.
New York, New York                                 Daughter of Jon M.  Burnham and
                                                   granddaughter of I.W.  Burnham, II.
---------------------------------------------------------------------------------------------
FRANK A. PASSANTINO (34)           Vice            Vice President of Burnham Asset Management
1325 Avenue of the Americas  New   President and   Corporation and Burnham Securities Inc.
York, New York                     Assistant
                                   Secretary
LOUIS S. ROSENTHAL (71)            Vice President  First Vice President of Prudential
30 South 17th Street                               Securities Inc.
Philadelphia, Pennsylvania
GEORGE SOMMERFELD (64)             Compliance      Executive Vice President of Burnham Asset
1325 Avenue of the Americas  New   Officer         Management Corporation and Burnham
York, New York                                     Securities Inc.
---------------------------------------------------------------------------------------------


*  Interested person  of the Trust as that term is defined in the 1940 Act..


On April 27, 1999, the Trustees and officers, as a group, owned 4% of the outstanding shares of The Burnham Fund, Inc.


COMPENSATION OF TRUSTEES AND OFFICERS.

Trustees and officers affiliated with the Distributor or the Adviser are not compensated by the Trust for their services.

The following table sets forth the compensation paid by The Burnham Fund, Inc. to its Directors during the fiscal year ended December 31, 1998:

----------------------------------------------------------------------------------------
                                         TOTAL COMPENSATION FROM THE BURNHAM FUND, INC.
NAME OF PERSON, POSITION                                PAID TO DIRECTORS*
----------------------------------------------------------------------------------------
Claire B.  Benenson, Director            $ 7,000
----------------------------------------------------------------------------------------
Lawrence N. Brandt, Director             $ 1,500
----------------------------------------------------------------------------------------
Alvin P. Gutman, Director                $ 4,500
----------------------------------------------------------------------------------------
William W.  Karatz, Director             $ 5,500
----------------------------------------------------------------------------------------
John C.  McDonald, Director              $ 5,000
----------------------------------------------------------------------------------------
Donald B.  Romans, Director              $ 7,000
----------------------------------------------------------------------------------------
Robert F.  Shapiro, Director             $ 6,500
----------------------------------------------------------------------------------------
Robert M.  Shavick, Director             $ 5,500
----------------------------------------------------------------------------------------
David H.  Solms, Director                $ 5,500
----------------------------------------------------------------------------------------
Robert S. Weinberg, Director             $ 5,500
----------------------------------------------------------------------------------------
Robert J.  Wilbur, Director              $ 5,500
----------------------------------------------------------------------------------------
TOTAL                                    $59,500
----------------------------------------------------------------------------------------


     * As of December 31, 1998, there were no other investment companies in the fund complex.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

INVESTMENT ADVISER.


Burnham Asset Management Corporation, located at 1325 Avenue of the Americas, New York, New York, was organized in 1989 and has more than $400 million in assets under management in its capacity as investment adviser to the Funds, high net worth individuals and tax-exempt institutional investors.


The Funds have entered into an investment advisory contract (the "Advisory Agreement") with the Adviser, which was approved by the Funds' Board of Trustees and shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) either furnish continuously an investment program for each Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, or select a subadviser to carry out this responsibility, and (b) supervise all aspects of each Fund's investment operations except those which are delegated to an administrator, custodian, transfer agent or other agent. The Funds bear all costs of their organization and operation not specifically required to be borne by another provider.

As compensation for its services under the Advisory Agreement, each Fund pays the Adviser monthly a fee based on a stated percentage of the average daily net assets of the Fund as follows:

        --------------------------------------------------------------
        FUND                                      ANNUAL ADVISORY FEE
        NAME                                              (%)
        --------------------------------------------------------------
        Burnham Dow 30 Focused Fund                      0.600
        --------------------------------------------------------------
        Burnham Fund*                                    0.600
        --------------------------------------------------------------
        Burnham Financial Services Fund                  0.75
        --------------------------------------------------------------
        Burnham Small Cap Value Fund                     1.000
        --------------------------------------------------------------
        Burnham Money Market Fund                        0.450
        --------------------------------------------------------------


* Before May 3, 1999, The Burnham Fund, Inc. paid the Adviser an advisory fee of 0.625% annually of average daily net assets. For the fiscal years ended December 31, 1996, 1997 and 1998, this Fund paid the Adviser $711,676, $811,886 and $905,674, respectively. For the fiscal years ended December 31, 1997 and 1998, the Adviser reimbursed this Fund $386 and $32,247, respectively, for expenses that exceeded the Fund's expense cap.


From time to time, the Adviser may reduce its fee or make other arrangements to limit a Fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to re-impose a fee and recover any other payments to the extent that, at the end of any fiscal year, that Fund's annual expenses fall below this limit.

Securities held by the Funds may also be held by other investment advisory clients for which the Adviser or its affiliates provides investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more Funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Funds or for other investment advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective Funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement, the Adviser is not liable to the Funds or their shareholders for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement.

Under the Advisory Agreement, the Trust and the Funds may use the name "Burnham" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Trust and the Funds (to the extent that they lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser.

The continuation of the Advisory Agreement and the Subadvisory Agreements, the Administration Agreement and the Distribution Agreement (discussed below), was approved by all of the Trustees. These agreements will continue in effect from year to year, provided that their continuance is approved annually in accordance with the requirements of the 1940 Act. The 1940 Act currently requires approval by both (i) the holders of a majority of the outstanding voting securities of the Trust or the Trustees, and (ii) a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. These agreements may be terminated on 60 days written notice by any party or by vote of a majority of the outstanding voting securities of the affected Fund and will terminate automatically if assigned.

In order to avoid conflicts with portfolio trades for the Funds, the Adviser and the Funds have adopted restrictions on personal securities trading by personnel of the Adviser and its affiliates. These restrictions are a continuation of the basic principle that the interests of the Funds and their shareholders come first.

SUBADVISERS.

The Adviser has engaged the services of subadvisers to provide portfolio management services to certain of the Funds. For their services to these Funds, the Adviser pays each subadviser a subadvisory fee expressed as an annual percentage of the applicable Fund's average daily net assets. These Funds have no obligation to pay subadvisory fees.


------------------------------------------------------------------------------------------------------------------------------
                   SUBADVISER                   SUBADVISED FUND                             SUBADVISORY FEE (%)
------------------------------------------------------------------------------------------------------------------------------
Mendon Capital Advisers Corp.                   Financial Services Fund                                                  0.45%
------------------------------------------------------------------------------------------------------------------------------
Reich & Tang Asset Management LP                Money Market Fund            Less than $100 million                      0.15%
                                                                             $100 million but less than $150 million     0.10%
                                                                             $150 million or more                        0.05%
------------------------------------------------------------------------------------------------------------------------------


Mendon Capital Advisors Corp. is the subadviser to Burnham Financial Services Fund. Their principal office is located at 1325 Avenue of the Americas, 26th floor, New York, New York 10019. Mendon Capital is a corporation organized in the state of Delaware. Mendon Capital is a registered investment adviser and has been providing investment advisory services focused in the financial services industry to private investment companies since 1996.

Reich & Tang Asset Management L.P. is the subadviser to Burnham Money Market Fund. Reich & Tang is a Delaware limited partnership with its principal office at 600 Fifth Avenue, New York, New York 10020. Nvest Companies L.P. is the limited partner and owner of a 99.5% interest in Reich & Tang. Reich & Tang is a registered investment adviser and has been providing investment advisory services to mutual funds and other institutional clients since 1994.

                                 ADMINISTRATOR.

 Burnham Asset Management Corporation serves as administrator ("Administrator") to the Funds pursuant to an Administration Agreement. Under the Administration
Agreement, the Administrator provides the Funds with office space and personnel to assist the Funds in managing their affairs. The Administrator's duties require it to superviseall aspects of the Funds' operations not related to the
Funds' investments. For its services to the Funds, the Administrator is paid by each Fund at the following annual percentage of each Fund's average daily net assets:

--------------------------------------------------------------------
             AVERAGE DAILY                   ADMINISTRATION FEE
              NET ASSETS
--------------------------------------------------------------------
For amounts up to $150,000,000                          0.15%
--------------------------------------------------------------------
$150,000,000 to 300,000,000                            0.125%
--------------------------------------------------------------------
Over $300,000,000                                       0.10%
--------------------------------------------------------------------

DISTRIBUTOR.


Distribution Agreement. The Funds have a Distribution Agreement with Burnham Securities Inc. Under the Distribution Agreement, the Distributor is obligated to use its best efforts to sell shares of each class of the Funds. Shares of the Funds are also sold by selected broker-dealers (the "Selling Brokers") which have entered into selling agency agreements with the Distributor. The Distributor accepts orders for the purchase of shares of the Funds which are continually offered at net asset value next determined, plus any applicable sales charge. If in connection with the sale of Class A or Class B shares, the Distributor and Selling Brokers receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. In the case of Class B shares, the broker receives compensation immediately, but the Distributor is compensated on a deferred basis. The Distributor may pay extra compensation to financial services firms selling large amounts of fund shares. This compensation would be calculated as a percentage of fund shares sold by the firm.


The table below sets forth both the aggregate amounts of sales charges paid by The Burnham Fund, Inc. and the amount retained by the Distributor for the fiscal years indicated:

-----------------------------------------------------------------------------------------------
       DECEMBER 31, 1996               DECEMBER 31, 1997              DECEMBER 31, 1998
-----------------------------------------------------------------------------------------------
   Aggregate         Amount        Aggregate        Amount        Aggregate        Amount
  Amount Paid      Received by    Amount Paid     Received by    Amount Paid     Received by
                   Distributor                    Distributor                    Distributor
-----------------------------------------------------------------------------------------------
   $ 173,299        $ 173,299       $ 64,435       $ 64,435       $ 304,781         $ 304,781
-----------------------------------------------------------------------------------------------

 During the fiscal year ended December 31, 1998, the Distributor Inc, received commissions and compensation from The Burnham Fund, Inc. as listed in the table below:

-----------------------------------------------------------------------------------------------
    NET UNDERWRITING         COMPENSATION ON
     DISCOUNTS AND           REDEMPTIONS AND     BROKERAGE COMMISSIONS    OTHER COMPENSATION
      COMMISSIONS              REPURCHASES
-----------------------------------------------------------------------------------------------
     $15,188                    $878                 $102,991                -0-
-----------------------------------------------------------------------------------------------

Distribution Plans. The Trust has adopted distribution plans for Burnham Dow 30 Focused Fund and for the Class A and Class B Shares of Burnham Fund, Burnham Financial Services Fund and Burnham Small Cap Value Fund (the "Plans" ) in accordance with Rule 12b-1 under the 1940 Act. The Plans compensate the Distributor for its services and distribution expenses under the Distribution Contract. The principal services and expenses for which such compensation may be used include: compensation to employees or account executives and reimbursement of their expenses; overhead and telephone costs of such employees or account executives; printing of prospectuses or reports for prospective shareholders; advertising; preparation, printing and distribution of sales literature; and allowances to other broker-dealers. A report of the amounts expended under each Plan is submitted to and approved by the Trustees each quarter.

The Plans are subject to annual approval by the Trustees. The Plans are terminable at any time by vote of the Trustees or by vote of a majority of the shares of the applicable class or Fund. Pursuant to each Plan, a new Trustee who is not an interested person (as defined in the 1940 Act) must be nominated by existing Trustees who are not interested persons.

If a Plan is terminated (or not renewed) with respect to any one or more classes or Funds, the Plan may continue in effect with respect to a class or Fund as to which it has not been terminated (or has been renewed). Although there is no obligation for the Trust to pay expenses incurred by the Distributor in excess of those paid to the Distributor under a Plan, if the Plan is terminated, the Board will consider how to treat such expenses. Any expenses incurred by the Distributor but not yet recovered through distribution fees could be recovered through future distribution fees. If the Distributor's actual distribution expenditures in a given year are less than the Rule 12b-1 payments it receives from the Funds for that year, and no effect is given to previously accumulated distribution expenditures in excess of the Rule 12b-1 payments borne by the Distributor out of its own resources in other years, the difference would be profit to the Distributor for that year.

Because amounts paid pursuant to a Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plans. None of the Trustees who is not an interested person of the Trust has a financial interest in the operation of any Plan.

The Plans were adopted because of their anticipated benefits to the Funds. These anticipated benefits include: increased promotion and distribution of the Fund's shares, an enhancement in each Fund's ability to maintain accounts and improve asset retention, increased stability of net assets for the Funds, increased stability in each Fund's positions, and greater flexibility in achieving investment objectives. The costs of any joint distribution activities between the Funds will be allocated among the Fund's in proportion to their net assets.

For the fiscal year ended December 31, 1998, The Burnham Fund, Inc. paid fees under its 12b-1 Plan according to the table below.


-----------------------------------------------------------------------------------------------
 MARKETING AND         PRINTING AND       UNDERWRITER       BROKER-DEALER         SALES
  ADVERTISING           MAILING OF        COMPENSATION      COMPENSATION        PERSONNEL
                       PROSPECTUSES                                            COMPENSATION
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
  147,538             20,265             15,188             121,460           10,003


CUSTODIAN.

Investors Fiduciary Trust Company, 801 Pennsylvania Avenue, Kansas City, MO 64105, serves as custodian of the Trust's securities and cash.

TRANSFER AGENT AND DIVIDEND PAYING AGENT.

State Street Bank and Trust Company, P.O. Box 8505, Boston, Massachusetts 02266-8505, is transfer and dividend paying agent for the Trust. Its compensation is based on schedules agreed on by the Trust and the transfer agent.

INDEPENDENT ACCOUNTANTS.

PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, is the independent accountant for the Trust. In addition to reporting annually on the financial statements of the Trust, the accountants assist and consult with the Trust in connection with the preparation of certain filings of the Trust with the SEC.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


As of April 27, 1999, the persons listed in the table below are deemed to be control persons or principal owners of The Burnham Fund, Inc., as defined in the 1940 Act. Control persons are presumed to control the Fund for purposes of voting on matters submitted to a vote of shareholders. Principal holders own of record or beneficially

5% or more of the Fund's outstanding voting securities.


--------------------------------------------------------------------------------
NAME OF FUND                          NAME OF CONTROL PERSON OR PRINCIPAL HOLDER
                                               AND PERCENTAGE OWNERSHIP
--------------------------------------------------------------------------------
The Burnham Fund, Inc. - Class A     None
Shares
--------------------------------------------------------------------------------
The Burnham Fund, Inc. - Class B     Lewco Securities Corp.
Shares                               34 Exchange Place, 4th Floor
                                     Jersey City, NJ 07302-3901
                                     32.0%
--------------------------------------------------------------------------------
                                     Donaldson, Lufkin Jenrette
                                     Securities Corporation Inc.
                                     P.O. Box 2052
                                     Jersey City, NJ 07303-2052
                                     64.3%
--------------------------------------------------------------------------------


                          SHARES OF BENEFICIAL INTEREST

DESCRIPTION OF THE TRUST'S SHARES.

The Trust is a business trust organized on August 20, 1998 under Delaware law. The Trustees are responsible for the management and supervision of the Funds. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Funds, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares only of the Funds described in the prospectus. Additional series may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Funds, or any other series of the Trust, into one or more classes. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of the classes of shares of the Funds described in the prospectus.

Each share of a Fund represents an equal proportionate interest in the assets belonging to that Fund. When issued, shares are fully paid and nonassessable. In the event of liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. Shares of a Fund are freely transferable and have no preemptive, subscription or conversion rights.

In accordance with the provisions of the Declaration of Trust, the Trustees have initially determined that shares entitle their holders to one vote per share on any matter on which such shares are entitled to vote. The Trustees may determine in the future, without the vote or consent of shareholders, that each dollar of net asset value (number of shares owned times net asset value per share) will be entitled to one vote on any matter on which such shares are entitled to vote.

Unless otherwise required by the 1940 Act or the Declaration of Trust, the Funds have no intention of holding annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares. At any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Delaware law, shareholders of a Delaware business trust are protected from liability for acts or obligations of the Trust to the same extent as shareholders of a private, for-profit Delaware corporation. In addition, the Declaration of Trust expressly provides that the Trust has been organized under Delaware law and that the Declaration of Trust will be governed by Delaware law. It is possible that the Trust might become a party to an action in another state whose courts refused to apply Delaware law, in which case the Trust's shareholders could be subject to personal liability.

To guard against this risk, the Declaration of Trust:

     contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of this disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, provides for the indemnification out of Trust or Fund property of any shareholders held personally liable for any obligations of the Trust or of the Fund and provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability with respect to a Fund is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Fund itself would be unable to meet its obligations. In the light of Delaware law, the nature of the Trust's business and the nature of its assets, the risk of personal liability to a shareholder is remote.

The Declaration of Trust further provides that the Trust will indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving the Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust or any Fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

                                    BROKERAGE

Purchases and sales of portfolio securities are generally placed with broker-dealers who provide the best price (inclusive of brokerage commissions) and execution for orders. However, transactions may be allocated to broker-dealers who provide research. Also, higher fees may be paid to brokers that do not furnish research or furnish less valuable research if a good faith determination is made that the commissions paid are reasonable in relation to the value of the brokerage and research services provided. Among these services are those that brokerage houses customarily provide to institutional investors, such statistical and economic data and research reports on companies and industries.

Research services might be useful and valuable to the Adviser, the subadvisers and their affiliates in serving other clients as well as the Funds. Similarly, research services obtained by the Adviser, subadvisers or the Distributor from the placement of portfolio brokerage of other clients might be useful and of value to the Adviser or subadvisers in carrying out their obligations to the Funds.

A Fund may execute purchases and sales of portfolio securities through the Distributor if it is able to obtain the best combination of price (inclusive of brokerage commissions) and execution. The Distributor can charge a Fund commissions for these transactions, subject to review by the non-interested Trustees. The Trustees may permit payment of commissions which, though higher than the lowest available, are deemed reasonable. The Trustees have adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ascertain that the brokerage commissions paid to the Distributor are reasonable.

No transactions may be effected by a Fund with the Distributor acting as principal for its own account. Over-the-counter purchases and sales normally are made with principal market makers except where, in management's opinion, better executions are available elsewhere. For the fiscal years ended December 31, 1996, 1997 and 1998, The Burnham Fund, Inc. paid brokerage commissions of $227,867, $216,771, and $191,061, respectively.

For the fiscal year ended December 31, 1996, 1997 and 1998, The Burnham Fund, Inc. paid brokerage commissions of $127,402, $147,149 and $102,991,respectively, to the Distributor. For the fiscal year ended December 31, 1998, the aggregate brokerage commissions paid by The Burnham Fund, Inc. to the Distributor were 53.90% of the Fund's total brokerage commissions.

                          DETERMINATION OF PERFORMANCE

TOTAL RETURN.

The Funds may quote their performance in terms of total return in communications to shareholders, or in advertising material. Total return is calculated according to the following formula:

                                P (1 + T)'pp'n = ERV

Where:

        P = a hypothetical initial payment of $1,000, T = average annual total return, and n = number of years.

In calculating the above, it is assumed that the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and all recurring fees that are charged to all shareholder accounts are included.

The average annual total return of the Class A shares of The Burnham Fund, Inc., assuming the reinvestment of dividends, for the one, five and ten year periods ended December 31, 1998, was 15.98%, 15.77% and 13.30%, respectively. The average annual returns of the Class B shares of The Burnham Fund, Inc., assuming the reinvestment of dividends, for the one and five year periods ended December 31, 1998 and the life of the class period (October 18, 1993 to December 31, 1998) were 17.16%, 16.07% and 15.06%, respectively.

A Fund's performance depends on market conditions, portfolio composition and expenses. Thus, investment yields, current distributions or total returns may differ from past results, and there is no assurance that historical performance will continue. With respect to Class B shares, results are reduced if a contingent deferred sales charge were imposed on the redemption of these shares.

EFFECTIVE YIELD.

Burnham Money Market Fund's yield quotations as they appear in reports and other material distributed by the Fund or by the Distributor are calculated as prescribed by the Commission. The yield of this Fund for a 7-day period (the "base period") will be computed by determining the net change in value (calculated as set forth below) of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent.

Net changes in value of a hypothetical account will include the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but will not include realized gains or losses or unrealized appreciation or depreciation on portfolio investments.

The Fund's effective yield is computed by compounding the unannualized base period return by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

              Effective Yield = [(base period return + 1) 'pp'365/7] -1

                              FINANCIAL STATEMENTS


The audited financial statements of the Corporation for the annual period ended December 31, 1998 are included in the Corporation's Annual Report to Shareholders dated December 31, 1998. These audited financial statements, in the opinion of management, reflect all adjustments necessary to a fair statement of the results for the periods presented. You can obtain a copy of the Corporation's Annual Report dated December 31, 1998 by writing or calling the Distributor at the address or telephone numbers set forth on the cover of this Statement of Additional Information. The Annual Report is incorporated by reference into this Statement of Additional Information by reference to the Annual Report as filed with the Securities and Exchange Commission
February 26, 1999 (accession #000095-0117-99-000588).

APPENDIX A -- DESCRIPTIONS OF SECURITIES RATINGS

COMMERCIAL PAPER RATINGS.

MOODY'S INVESTORS SERVICE, INC. (MOODY'S): "PRIME-1" and "PRIME-2" are
Moody's two highest commercial paper rating categories. Moody's evaluates the salient features that affect a commercial paper issuer's financial and competitive position. The appraisal includes, but is not limited to the review of such factors as:

          1.   Quality of management.
          2.   Industry strengths and risks.
          3.   Vulnerability to business cycles.
          4.   Competitive position.
          5.   Liquidity measurements.
          6.   Debt structures.
          7.   Operating trends and access to capital markets.

          Differing degrees of weight are applied to the above factors as deemed appropriate for individual situations.

          STANDARD & POOR'S RATINGS GROUP, A DIVISION OF MCGRAW-HILL COMPANIES, INC. (S&P): "A-1" and "A-2" are S&P's two highest commercial paper rating categories and issuers rated in these categories have the following characteristics:

          1.   Liquidity ratios are adequate to meet cash requirements.
          2.   Long-term senior debt is rated A or better.
          3. The issuer has access to at least two additional channels of borrowing.
          4. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances.
          5. Typically, the issuer is in a strong position in a well-established industry or industries.
          6.   The reliability and quality of management is unquestioned.

Relative strength or weakness of the above characteristics determine whether an issuer's paper is rated "A-1" or "A-2". Additionally, within the "A-1" designation, those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) rating category.

BOND RATINGS.

S&P: An S&P bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

The bond ratings are not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.  Nature of and provisions of the obligation;

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

The S&P bond ratings and their meanings are:

"AAA"         Bonds rated "AAA" have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

"AA"          Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

"A"           Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

"BBB"         Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

"BB"          Bonds rated "BB" are regarded as less vulnerable in the near term than lower rated obligors. However, they face major ongoing uncertainties and exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitments.

"B"           Bonds rated "B" are regarded as more vulnerable than obligors rated "BB", but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will impair the obligor's capacity or willingness to meet its financial commitments.

"CCC"         An obligor rated "CCC" is currently vulnerable, and is dependent upon favorable business, financial, or economic conditions to meet its financial commitments.

"CC"          An obligor rated "CC" is currently highly vulnerable.

Plus (+) or Minus (-): The ratings from "AA" to "CC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings. The letter P indicates a provisional rating which assumes successful completion of a project financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, while addressing credit quality after completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgement with respect to such likelihood and risk.

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA" , "AA", "A", and "BBB ", commonly known as "investment-grade" ratings) are generally regarded as eligible for bank investment.

MOODY'S:  The Moody's ratings and their meanings are:

 Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edge. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

 Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower then the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

 A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

 Baa Bonds which are rated Baa are considered as medium-grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

 Ba Bonds which are rated Ba judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

 B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

 Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

 Ca Bonds which are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

 C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. Bonds rated Con. are bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by: (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                                   APPENDIX B
            DESCRIPTION OF DOW JONES INDUSTRIAL AVERAGE AND DIAMONDS
                        (BURNHAM DOW 30 FOCUSED FUND ONLY)


DOW JONES INDUSTRIAL AVERAGE.

The Dow Jones Industrial Average was introduced to the investing public by Charles Dow on May 26, 1896 and originally was composed of only 12 stocks. It has since become one of the most well known and widely followed indicators of the U.S. stock market and is the oldest continuing stock market average in the world. As of March, 1998, the 30 blue-chip stocks in the DJIA represented approximately one-sixth of the over $12 trillion market value of all U.S. stocks and one-fifth of the market value of all stocks listed on the New York Stock Exchange. Many of the companies represented in the DJIA are household names and leaders in their respective industries, and their stocks are broadly held by both individual and institutional investors. Because the DJIA is so well known and its performance is generally perceived to reflect that of the overall domestic equity market, it is often used as benchmark for investments in equities, mutual funds, and other asset classes.

The DJIA is unique for a market index. It is price-weighted rather than market capitalizationweighted. In essence, the DJIA consists of one share of each of the 30 stocks included in the DJIA. Thus, the weightings of the components of the DJIA are affected only by changes in their prices, while the weightings of stocks in other indices are affected by price changes and changes in shares outstanding. This distinction stems from the fact that, when initially created, the DJIA was a simple average and was computed merely by adding up the prices of stocks in the average and dividing the sum by the total number of stocks in the average. However, it eventually became clear that a method was needed to smooth out the effects of stock splits and composition changes to prevent these events from distorting the level of the average. Therefore, a divisor was created that has been periodically adjusted over time. This divisor, when divided into the sum of the prices of the stocks in the DJIA, generates the number that is reported every day in newspapers, on television and radio, and over the Internet. With the incorporation of the divisor, the DJIA is not technically an average anymore.

The DJIA is computed and maintained by the editors of The Wall Street Journal, which is published by Dow Jones. Periodically, the editors review and make changes to the composition of the DJIA. In selecting a company's stock to be included in the DJIA, the following criteria are generally used: (1) the firm is not a utility or a transportation company (there are separate Dow Jones averages for these sectors); (2) the company has an excellent reputation in its field;
(3) the company has grown successfully, and (4) the company has a large individual and institutional investor base. All of the 30 stocks currently included in the DJIA are listed in the New York Stock Exchange, although this is not a criterion for selection. The inclusion of any particular company in the DJIA does not constitute a prediction as to the company's future results of operations or stock market performance. For the sake of continuity, composition changes are rare, and generally have occurred only after corporate acquisitions or other dramatic shifts in a company's core business. When the editors do decide that a component stock needs to be changed, they also review the other stocks in the average to confirm their continued presence. Thus, when a review is completed, multiple changes often occur.

The DJIA currently consists of the common stocks of the following 30 companies:

                               Allied Signal Inc.
                             Aluminum Co. of America
                              American Express Co.
                                   AT&T Corp.
                                 The Boeing Co.
                                 Caterpillar Co.
                                  Chevron Corp.
                                    Citigroup
                              The Coca-Cola Company
                         E.I. duPont de Nemours and Co.
                                Eastman Kodak Co.
                                   Exxon Corp.
                              General Electric Co.

                                General Motor Co.
                         The Goodyear Tire & Rubber Co.
                               Hewlett-Packard Co.
                      International Business Machines Corp.
                             International Paper Co.
                             J.P. Morgan & Co., Inc.
                                Johnson & Johnson
                                McDonald's Corp.
                                Merck & Co., Inc.
                      Minnesota, Mining & Manufacturing Co.
                             Philip Morris Cos. Inc.
                            The Procter & Gamble Co.
                             Sears, Roebuck and Co.
                               Union Carbide Corp.
                            United Technologies Corp.
                              Wal-Mart Stores, Inc.
                               The Walt Disney Co.

Dow Jones, Dow Jones Industrial Average, DJIA and DIAMONDS are service marks of Dow Jones & Company, Inc. and have been licensed by the Fund in connection with the operation of the Fund. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation, or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. Dow Jones' only relationship to the Fund is the licensing of certain trademarks and trade names of Dow Jones and of the Dow Jones Industrial Average which is determined, composed and calculated by Dow Jones without regard to the Fund. Dow Jones has no obligation to take the needs of the Fund or its shareholders into consideration in determining, composing or calculating the Dow Jones Industrial Average. Dow Jones is not responsible for and has not participated in the determination of the timing of issuing, the purchase prices of, or quantities of the Fund's shares or in the determination or calculation of the redemption price the Fund's shares. Dow Jones has no obligations or liability in connection with the administration or marketing of the Fund.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, SHAREHOLDERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGE OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGE OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND THE FUND.

DIAMONDS.

DIAMONDS are shares of a publicly-traded unit investment trust that owns the stocks in the DJIA in approximately the same proportions as represented in the DJIA. DIAMONDS trade on the American Stock Exchange (AMEX) at approximately .01 (or 1/100) of the value of the DJIA. Because DIAMONDS replicate the DJIA, any price movement away from the value of the underlying stocks is generally quickly eliminated by professional traders. In light of the structural features of DIAMONDS, the Adviser believes that the movement of DIAMONDS share prices should closely track the movement of the DJIA. The DIAMONDS program bears operational expenses, which are deducted from the dividends paid to DIAMONDS investors. To the extent that the Fund invests in DIAMONDS, the Fund must bear these expenses in addition to the expenses of its own operation.

Investments in DIAMONDS are subject to limits in the 1940 Act on investments in other investment companies. Under one of the 1940 Act limitations, the Fund may invest in DIAMONDS only to the extent that the Fund and its affiliated persons do not own more than 3% of the outstanding securities of DIAMONDS' issuer. The issuer of DIAMONDS is not obligated to redeem DIAMONDS representing more than 1% of the issuer's total outstanding securities during any period of less than 30 days. DIAMONDS are subject to certain risks, including (1) the risk that their prices may not correlate perfectly with changes in the DJIA; and (2) the risk of possible trading halts due to market conditions or other reasons that, in the view of the AMEX, would make trading in DIAMONDS inadvisable.

                             BURNHAM INVESTORS TRUST

                         Post-Effective Amendment No. 68

                                     PART C

                                OTHER INFORMATION

ITEM 23.     EXHIBITS.

      (a)    Agreement and Declaration of Trust, dated August 20, 1998.(2)

      (b)    By-Laws dated August 20, 1998, as amended on August 27, 1998.(2)

      (c)    None.

      (d)(1) Investment Advisory Agreement between the Registrant and Burnham Asset Management Corporation.(2)

      (d)(2) Form of Investment Subadvisory Agreement between Burnham Asset Management Corporation and Mendon Capital Advisers Corp. with respect to Burnham Financial Services Fund.(2)

      (d)(3) Investment Subadvisory Agreement between Burnham Asset
             Management Corporation and Reich & Tang Asset Management, LP with respect to Burnham Money Market Fund.*

      (e)(1) Distribution Agreement between the Registrant and Burnham Securities Inc.(2)

      (e)(2) Specimen Selling and Service Agreement between the Registrant and _____________________.(1)

      (f)    None.

      (g)(1) Custodian Contract between the Registrant and Investor Fiduciary Trust Company.(1)

      (g)(2) Letter Agreement between the Registrant and Investors Fiduciary Trust Company.*

      (h)(1) Transfer Agency Agreement between the Registrant and State Street Bank and Trust Company.(1)

      (h)(2) Letter Agreement between the Registrant and State Street Bank and Trust Company.*

      (h)(3) Administration Agreement between the Registrant and Burnham Asset Management Corporation.(2)

      (i)    Opinion and consent of counsel.(2)

      (j)    Consent of independent accountants.*

      (k)    Financial Statements:

             The following reports and financial statements are incorporated in Part C by reference to The Burnham's Fund's Annual Report to Shareholders for the year ended December 31, 1998 filed on February 26, 1999 (accession #0000950117-99-000388)

             Report of Independent Accountants for the year ended December 31, 1998; Statement of Net Assets at December 31, 1998, Statement of Assets and Liabilities at December 31, 1998, Statement of Operations for the year ended December 31, 1998, Statement of Changes in Net Assets for each of the two years in the period ended December 31, 1998 and Note to Financial Statements.


      (l)    None.



      (m)(1) Rule 12b-1 Plans for Class A and Class B shares of Burnham Fund, Burnham Financial Services Fund and Burnham Small Cap Value Fund.(2)

      (m)(2) Rule 12b-1 Plan for the Dow 30 Focused Fund.(2)

      (n)    Financial Data Schedule.*

      (o)    Rule 18f-3 Multiple Class Plan.(2)

---------------

      * Filed herewith

    (1) Incorporated by reference to post effective amendment no. 66 (File Nos. 2-17226 and 811-994) (filed April 30, 1998).

    (2) Incorporated by reference to post-effective amendment no. 67 (File Nos. 2-17266 and 811-994) (filed February 18, 1999).

ITEM 24.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT.

             To the knowledge of the Registrant, it does not control, is not controlled by, and is not under common control with any other person.

ITEM 25.     INDEMNIFICATION.

             Except for the Agreement and Declaration of Trust, dated August 20, 1998, establishing the Registrant as a trust under Delaware law, there is no contract, arrangement or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified. The Declaration of Trust provides that no trustee or officer will be indemnified against any liability of which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence of reckless disregard of such person's duties.

             Registrant's Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.

ITEM 26.     BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

             The information required by this item is set forth in the Form ADV of the Registrant's investment adviser, Burnham Asset Management Corporation. The following sections of the Form ADV are incorporated herein by reference:

             (a) Items 1 and 2 of Part 2; and

             (b) Section IV, Business Background, of each Schedule D

             The information required by this item is set forth in the Form ADV of the Registrant's investment subadvisor, Mendon Capital Advisers Corp. The following sections of the Form ADV are incorporated herein by reference:

             (a) Items 1 and 2 of Part 2; and

             (b) Section IV, Business Background, of each Schedule D

             The information required by this item is set forth in the Form ADV of the Registrant's investment subadvisor, Reich & Tang Asset Management LP. The following sections of the Form ADV are incorporated herein by reference:

             (a) Items 1 and 2 of Part 2; and

             (b) Section IV, Business Background, of each Schedule D

ITEM 27.     PRINCIPAL UNDERWRITERS.

             (1) Burnham Securities Inc. is the principal distributor of the Registrant's shares.

             (2) The officers and directors of the Distributor who also serve the Registrant are as follows:

Name                    Position with Distributor       Position with Registrant
----                    -------------------------       ------------------------
I.W. Burnham, II        Honorary Chairman of            Honorary Chairman of
                        the Board and Director          the Board and
                                                        Director/Trustee

Jon M. Burnham          Chairman of the Board,          President, Chief
                        Chief Executive Officer         Executive Officer and
                        and Director                    Director/Trustee

Debra B. Hyman          Vice President and              Executive Vice President
                        Director

Ronald M. Geffen        Managing Director               Vice President

Frank A. Passantino     Vice President                  Vice President and
                                                        Assistant Secretary

      The principal business address of all such persons is 1325 Avenue of the Americas, 26th Floor, New York, New York 10019.

      (3) No commissions or other compensation have been paid by the Registrant, directly or indirectly, to any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such an affiliated person during the last fiscal year.

ITEM 28.     LOCATION OF ACCOUNTS AND RECORDS.

             Burnham Asset Management Corporation
             1325 Avenue of the Americas, 26th Floor
             New York, New York 10019

             Investors Fiduciary Trust Company
             801 Pennsylvania
             Kansas City, MO 64105

             First Data Investor Services Group
             3200 Horizon Drive
             P.O. Box 61503
             King of Prussia, PA  19406-0903

ITEM 29.     MANAGEMENT SERVICES.

             The Registrant has not entered into any management-related service contracts not discussed in Part A or B of this Registration Statement.

ITEM 30.     UNDERTAKINGS.

             None.

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, The Burnham Fund, Inc. certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment no. 68 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York on the 30th day of April, 1999.

                                     THE BURNHAM FUND INC.

                                     By:   /s/ Jon M. Burnham*
                                           -------------------------------------
                                           Jon M. Burnham
                                           President and Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, as amended, this post-effective amendment no. 68 to the registration statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated:


  Signature                     Title                        Date
  ---------                     -----                        ----
  /s/ I.W. Burnham, II*         Chairman and Trustee         April 30, 1999
  ---------------------------
  I.W. Burnham, II

  /s/ Jon M. Bunham*            President, Chief             April 30, 1999
  ---------------------------   Executive Officer and
  Jon M. Burnham                Trustee

  /s/ Michael E. Barna          Chief Financial Officer      April 30, 1999
  ---------------------------
  Michael E. Barna

  /s/ Claire B. Benenson*       Trustee                      April 30, 1999
  ---------------------------
  Claire B. Benenson

  /s/ Alvin P. Gutman*          Trustee                      April 30, 1999
  ---------------------------
  Alvin P. Gutman

  /s/ William W. Karatz*        Trustee                      April 30, 1999
  ---------------------------
  William W. Karatz

  /s/ John C. McDonald*         Trustee                      April 30, 1999
  ---------------------------
  John C. McDonald

  /s/ Donald B. Romans*         Trustee                      April 30, 1999
  ---------------------------
  Donald B. Romans

  /s/ Robert F. Shapiro*        Trustee                      April 30, 1999
  ---------------------------
  Robert F. Shapiro

  /s/ Robert M. Shavick*        Trustee                      April 30, 1999
  --------------------------
  Robert M. Shavick

  /s/ David H. Solms*           Trustee                      April 30, 1999
  --------------------------
  David H. Solms

  /s/ Robert S. Weinberg*       Trustee                      April 30, 1999
  --------------------------
  Robert S. Weinberg

  Signature                     Title                        Date
  ---------                     -----                        ----
  /s/ Robert J. Wilbur*         Trustee                      April 30, 1999
  --------------------------
  Robert J. Wilbur



  *By: /s/ Michael E. Barna
      ----------------------
      Attorney-in-fact under powers
      of attorney previously filed.

                                 Exhibit Index
                                 -------------

 Exhibit
 Number
 ------
 (d)(3)  Investment Subadvisory Agreement.

 (g)(2)  Letter Agreement with Investors Fiduciary Trust Company.

 (h)(2)  Letter Agreement with State Street Bank and Trust Company.

 (j)     Consent of independent accountants.

 (n)     Financial Data Schedule.


                          STATEMENT OF DIFFERENCES
                          ------------------------

Characters normally expressed as superscript shall be preceded by...... 'pp'
The section symbol shall be expressed as............................... 'SS'
The service mark symbol shall be expressed as.......................... 'sm'